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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2017 (UNAUDITED)

Table of Contents

The Alger Funds II

Shareholders’ Letter	1
Fund Highlights	13
Portfolio Summary	23
Schedules of Investments	24
Statements of Assets and Liabilities	55
Statements of Operations	61
Statements of Changes in Net Assets	64
Financial Highlights	69
Notes to Financial Statements	90
Additional Information	120

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Shareholders' Letter April 30, 2017

Dear Shareholders,

Economic Strength Sustains Bull Market
The strong bull market continued during the six-month period ended April 30, 2017, with the
S&P 500 Index generating a 13.32% return. Growth stocks, broadly speaking, outperformed with the Russell 3000 Growth Index generating a 15.47% return. Small capitalization growth equities were even stronger as illustrated by the 18.48% return of the Russell 2000 Growth
Index.

We maintain that expectations for strengthening economic growth worldwide and improving corporate earnings have been the primary drivers of equity performance. We also believe that ongoing innovation, including medical breakthroughs and internet-based technology, is supporting equities.

Yet, some commentators have attributed recent equity gains to the U.S. presidential election.
Others have said it has been momentum trading. If it were either of those factors, we believe a temporary decline of equities that occurred in March following growing concerns over Washington’s ability to pass meaningful legislation would have been more severe. In regard to economic factors, consider the following:

• Consumer and business confidence have risen to at or near their highest levels in more than a decade.
• Wage growth is also accelerating. In December, hourly wages among private employers increased 2.9%, the highest rate since the financial crisis. Wages continued to increase during the first four months of this year.
• Corporate profits, meanwhile, are strengthening. At the end of the reporting period, Wall Street analysts expected first quarter S&P 500 earnings per share
(EPS) to increase 12% year over year for the first quarter of 2017—the high-
est rate in five years.
• The Conference Board’s Leading Economic Index has been climbing in a fairly steady manner since 2009 and hit a record high of 126.7 in March of this year.

Economic Growth Extends Beyond U.S.
Investor sentiment was also supported by expectations for improving economic growth abroad. Indeed, 2017 may be the first time since 2010 that all G-20 countries simultaneously experience economic growth and help strengthen corporate fundamentals. The encouraging outlook helped extend the equity rally beyond the U.S. as illustrated by the MSCI Emerging
Markets Index gaining 9.03% and the MSCI ACWI ex USA Index gaining 10.61%. A perception that geopolitical risk, including elections in France, was moderating supported investor sentiment. Upward revisions for earnings for both developed and emerging markets and strengthening Purchasing Managers’ Index readings in Europe and China were also encouraging.

Our view has consistently been that the economic recovery would be longer and stronger than expected, but also slower in pace due to the severity and nature of the 2008/2009 bear market and recession. While improving economic conditions are likely to make the Federal
Reserve more aggressive in its tightening, we don’t believe that monetary policy changes will derail the expansion. We note that the U.S. does not typically enter into a recession until about three years after material Fed tightening, which we maintain is just starting now.
Rising equity valuations concern some investors, but growth sectors such as Information
Technology and Health Care are trading in line or at a discount to their 20-year median price-to-earnings (P/E) ratios.

It is also reasonable to argue that with extremely low interest rates, equity multiples should be higher than their current levels.

Skepticism Versus Euphoria
In the face of new market highs for equities, many commentators are calling for a market correction, with the average analyst rating for S&P 500 companies being approximately one standard deviation below the average over the past decade. If bull markets begin in despair and end in euphoria as we believe, then the equity market still has room to run, particularly given strong fundamentals.

One asset class where we continue to see euphoria, however, is fixed income. Investors’
craving for fixed income exists despite the expensive valuations of bonds. Treasury bond yields are normally tightly linked to nominal GDP growth (both averaged 6.5% over the past
50 years), but current 10-year yields are more than two percentage points below next year’s estimated nominal GDP growth rate. Keep in mind that a one percentage point increase in interest rates should theoretically cause an 8% decline in the price of a 10-year bond. A historically wide disparity, meanwhile, exists between equity and bond valuations. When considering the wide disparity, two scenarios are possible: fixed income yields will rise and bond returns will be very disappointing or equity yields will fall (i.e. P/E ratios will rise) and stock returns will be strong. Under both scenarios, equities would outperform.

A rotation from bonds and bond-like stocks to equities would also have implications for active investing. Over the past few years, investors have favored bond-like equities (including those with weak fundamentals) as an alternative to low-yielding fixed income securities.
This behavior weighed on active managers who focus on identifying strong businesses rather than pursuing dividend quality. The fact is that rising interest rates have typically been associated with active investing outperforming passive and we believe that may be the case going forward. We are optimistic that we have seen the cyclical lows in interest rates and active investing.

Navigating the Ship Forward
While we think that the economic expansion can continue, we believe that a good captain does not simply look at calm waters and expect smooth sailing; rather, it is prudent to be prepared for all weather conditions. As bottom-up focused growth investors, we concentrate on building a boat or investment portfolio that we believe can sail through whatever conditions lie ahead. Instead of changing course based on which way economic winds are blowing (e.g. rotating to cyclical stocks when the economy is strong or to defensive stocks when it appears to be weakening), we focus on finding companies that can take market share and grow in both good and bad times.

The best risk management we know of is to understand our companies as well or better than anyone else, feel confident in their growth under multiple scenarios, and let the strength of their management teams and competitive advantages create value for our clients. Our research and experience shows that there are always areas of the economy that are growing, irrespective of where we are in market or economic cycles. For example, during the Global
Financial Crisis that occurred from the second quarter of 2008 until the second quarter of
2011, U.S. GDP was somewhat flat, but U.S. internet advertising and e-commerce grew over
30%. Companies that exploited that growth generated strong returns.

Innovation is Strong
We see many areas that seem poised to grow regardless of economic conditions. They range from established growth industries such as cloud computing and the mobile internet to emerging technologies such as artificial intelligence (AI).

We believe the following factors will support rapid growth of AI:

• Hardware improvements.
• Algorithm development.
• Storage efficiency.
Those factors are driving a revolution in what computers and robots can do including how they interact with us. It has long been established that technology is increasing at an ever faster rate, as popularized by Moore’s Law, but recent advances in the fundamentals that drive AI are simply astounding. For example, CPU deep learning performance has increased by 65 times in four years. These types of technological leaps are allowing computers to actually learn on their own—an AI program named Libratus, developed at Carnegie Mellon, recently beat some of the world’s best poker players. The truly incredible thing is not that it won, but that it taught itself and developed its own strategy.

AI will change many industries. In health care, doctors struggle to keep up with technology given the thousands of medical studies that are published each day. Yet, in one experiment, not only did IBM’s AI supercomputer, Watson, recommend the same treatments for cancer patients as oncologists 99% of the time, but incredibly it also found additional treatment options that physicians had not identified in 30% of the cases, potentially giving patients new hope. In transportation, cars are learning to drive themselves much more safely with Google, for instance, achieving an error rate of 2 per 10,000 miles driven in 2016, a huge 75% drop from the previous year. Some AI applications are already in use. It is estimated that 35%
of Amazon’s current sales are generated with its AI-curated personal recommendations.
According to a UBS survey, nearly 90% of large U.S. companies have a cognitive computing project underway and 20% expect machine learning to have a business impact within a year.

The huge computing power needed to drive these projects forward will be aided by services or platforms such as those from Google, Amazon, and Microsoft.

Conclusion
Finding areas of growth and companies that we believe will benefit from them, no matter what the environment, is our passion and expertise. Regardless of economic conditions, we believe our time-tested philosophy of focusing on Positive Dynamic Change has strong potential for producing attractive results for our clients and partners.

Portfolio Matters

Alger Spectra Fund
The Alger Spectra Fund returned 14.35% for the fiscal six-month period ended April 30,
2017, compared to the 15.47% return of the Russell 3000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Industrials. Relative outperformance in the Information
Technology and Financials sectors was the most important contributor to performance, while Consumer Discretionary and Materials were among sectors that detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 100.10%. The aggregate performance of long positions underperformed the Fund’s benchmark and detracted from relative performance. The Fund had a 1.53% allocation to short positions. Short positions also detracted from results. For the period, the Fund had a 1.43% allocation to cash.

Apple, Inc.; Amazon.com, Inc.; Alphabet Inc. Class C; Microsoft Corporation; and
Honeywell International Inc. were among top contributors to performance. Shares of
Apple performed strongly in response to continued strong sales of the company’s iPhone.

Conversely, QUALCOMM Incorporated; GrubHub, Inc.; Molson Coors Brewing Company
Class B; Palo Alto Networks, Inc.; and Activision Blizzard, Inc. were among detractors from performance. QUALCOMM designs and manufactures semiconductors and software for the telecommunications industry. Its chips are vital to the operation of telephone handsets.
QUALCOMM shares underperformed during the first quarter following news that Apple had filed a lawsuit seeking to have the company reduce its product pricing.

Short position Express Scripts Holding Company contributed to performance. The company provides pharmacy benefits management services, including network-pharmacy claims processing, home delivery pharmacy care, benefit-design consultation, and drug utilization reviews. We believe the company is facing the growing challenge of increased drug pricing transparency and difficulties with offering competitive pricing for its services. Additionally,
Express Scripts is a standalone pharmacy benefit company, so unlike its largest competitors, it doesn’t have ancillary businesses that can help it grow. Express Scripts performed poorly after the company reported weak quarterly results that were shored up by what we believe are unsustainably low operating expenses. In addition, the company’s forward guidance was below consensus expectations.

Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Express Scripts declined, the portfolio’s cost of purchasing the stock declined, resulting in the position supporting performance. Short position Wynn Resorts, Ltd., however, detracted from performance. The company develops and manages casino resorts and has properties in
Macau and Las Vegas. We believe street estimates for profitability are too high, but shares of Wynn Resorts performed strongly during the first quarter after the company said its
Asian operations beat expectations. As the price of Wynn Resorts shares increased, the portfolio’s costs of replacing the shares increased, causing the short position to detract from performance.

Alger Responsible Investing Fund
The Alger Responsible Investing Fund returned 15.29% for the fiscal six-month period ended April 30, 2017, compared to the 15.23% return of the Russell 1000 Growth Index.
Until December 30, 2016, the Fund was named the Alger Green Fund. It maintained a singular focus on environmental sustainability while seeking companies identified by our fundamental research as having promising growth potential. Under the new mandate, the
Fund invests in companies identified by our fundamental research as having promising growth potential while demonstrating that they conduct business in a responsible manner relating to environmental, social, and corporate governance (ESG) matters. The new strategy allows us to broaden the universe of investment opportunities that we pursue.
In addition, we believe that innovative companies that embrace sustainable ESG practices can potentially provide attractive returns for shareholders and support the environment and overall society. On March 1 of this year, the Fund’s benchmark was changed from the
Russell 3000 Growth Index to the Russell 1000 Growth Index.

During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Industrials and the largest underweight was Consumer Staples. The Information Technology and Consumer
Discretionary sectors provided the greatest contributions to relative performance while
Health Care and Materials were among sectors that detracted from results.

Apple, Inc.; Tesla, Inc; Amazon.com, Inc.; Facebook, Inc. Cl. A; and Microsoft Corp. were among top contributors to performance. Shares of Apple outperformed in response to developments described in the Alger Spectra Fund discussion.

Conversely, CVS Caremark Corp.; Mattel, Inc.; PVH Corp.; Hanesbrands Inc.; and Encana
Corp. were among top detractors from performance. CVS Caremark operates retail pharmacies and also serves as a third-party administrator for prescription programs offered by employers and other entities. The shares detracted from performance late in 2016 in response to CVS losing two large health-plan clients in the company’s retail pharmacy business. As a result, the company lowered its earnings guidance.

Alger Mid Cap Focus Fund
The Alger Mid Cap Focus Fund returned 11.19% for the fiscal six-month period ended
April 30, 2017, compared to the 13.59% return of the Russell Midcap Growth Index.

During the reporting period, the largest sector weightings were Industrials and Information
Technology. The largest sector overweight was Industrials and the largest underweight was Consumer Discretionary. Stock selection resulted in the Information Technology and
Industrials sectors providing the greatest contributions to performance, while Consumer
Discretionary and Health Care were among sectors that detracted from results.

VCA Inc.; Medidata Solutions, Inc.; TubeMogul, Inc.; HD Supply Holdings, Inc.; and
Microsemi Corp. were among the top contributors to performance. HD Supply Holdings is an industrial distributor in North America that serves building supply and construction markets. It has a strong domestic revenue base. During the fourth quarter of last year, HD
Supply shares performed strongly in response to investors’ expectations that the company may benefit from Trump’s proposals to both increase spending on infrastructure and lower corporate taxes.

Conversely, TransDigm Group, Inc. Hanesbrands, Inc.; Lamb Weston Holdings, Inc.;
Facebook, Inc., Cl. A; and Encana Corp. were among top detractors from performance.
Facebook’s social network is continuing to aggressively capture advertising dollars from print, radio, and TV, but investors’ considerable rotation from high-growth sectors and into cyclical and inflation-linked sectors hurt the performance of Facebook shares. Additionally, some investors may have been concerned that the benefits of proposed U.S. corporate tax cuts may be limited for Facebook because of the company’s global revenue footprint.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned 9.89% for the fiscal six-month period ended April 30, 2017, compared to the 13.32% return of the Fund’s benchmark, the S&P
500 Index.

Alger Associates, Inc., the parent company of Fred Alger Management, Inc., has expanded upon our growth equity expertise by acquiring Weatherbie Capital, LLC. As of March 1,
2017, the Fund adopted a multi-manager approach with Weatherbie Capital LLC serving as a sub-advisor. The Fund’s investment objectives, principal investment strategies, and principal risks have not changed in any material way.

The long/short equity Fund seeks long-term capital appreciation, downside protection, and lower volatility by primarily investing in long and short exposures in U.S. equities. The Fund seeks to generate market-like equity returns over a full U.S. market cycle. During shorter-
term periods, the Fund may underperform when U.S. equity markets generate strong gains, perform in line or modestly outperform when markets are flat, and should outperform when markets decline.

During the quarter, the average allocation to long positions was 81.86% and the average allocation to short positions was -22.23%. The fund’s cash allocation was 40.37%.
Information Technology, Health Care, and Consumer Discretionary were the largest sector weightings. For the reporting period, the only overweight sector was Information
Technology. Financials and Consumer Staples were the largest sector underweightings.

TubeMogul, Inc.; Mobileye N.V.; Blackstone Group L.P.; Medidata Solutions, Inc.; and
Apple, Inc. were among top contributors to performance. Shares of Apple outperformed in response to developments identified in the Alger Spectra Fund discussion.

Conversely, detracting from overall results on an absolute basis were Lions Gate
Entertainment Corp Class B; Russell 2000 Growth; QUALCOMM Inc.; Endologix, Inc.; and
Wynn Resorts, Ltd. Shares of QUALCOMM underperformed in response to developments identified in the Alger Spectra Fund discussion.

Short position Valeant Pharmaceuticals International, Inc. contributed to performance.
The company develops, manufactures, and markets a broad range of pharmaceutical products for neurology, dermatology, gastrointestinal disorders, and eye health. It also offers generic products. We believe Valeant is an example of poor corporate governance, poor management, and destructive capital allocation. Shares of Valeant underperformed early in 2017 after the company’s largest shareholder and biggest public proponent said it will sell its shares. Short selling entails selling borrowed stock with the goal of buying the stock in the future at a lower price and then returning the security to the lender. As the price of Valeant Pharmaceuticals shares declined, the portfolio’s cost of purchasing the stock declined, thereby supporting the portfolio’s performance.

Short position Caterpillar, however, detracted from performance. Its first-quarter results were highlighted by healthy aftermarket volumes and impressive margins on sales gain.
The results indicated that end markets are improving and that the company's restructuring efforts will yield improved profitability as the cycle improves. Indeed, the company raised its forward guidance beyond that of consensus, underscoring the notion of stronger earnings power than previously contemplated. As the price of Caterpillar stock increased, the short position detracted from results.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned 7.04% for the fiscal six-month period ended
April 30, 2017, compared to the 9.03% return of its benchmark, the MSCI Emerging
Markets Index.

During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Materials and the largest underweight was Telecommunication Services. Stock selection resulted in the Consumer Staples and
Industrials sectors providing the greatest contribution to relative performance while
Financials and Telecommunication Services were among sectors that detracted from results.

Stock selection resulted in Russia, India, Chile, South Korea, Egypt, and the United Arab
Emirates providing the greatest contributions to performance. Countries that detracted from results included Indonesia, Poland, Taiwan, China, Mexico, and the Philippines.

Samsung Electronics Co., Ltd.; Tencent Holdings Ltd.; Alibaba Group Holding Ltd.;
Reliance Industries Ltd.; and NMC Health PLC. provided the greatest contributions to performance. Tencent is a Chinese internet company that boasts the largest Chinese online social ecosystem. It reported fourth-quarter results that were in line with estimates. While revenues were a bit light versus expectations, up only 44% year over year, earnings increased
37.7% year over year, which was better than expected. Tencent’s Weixin/Wechat services are approaching 900 million monthly active users. The company’s advertising shift to performance advertising has continued and mobile payment figures during the quarter were strong because of the Chinese New Year practice of gift giving, or red envelope exchanges.

Conversely, Aurobindo Pharma Ltd.; Cemex Holdings Philippines, Inc.; Corporacion
Inmobiliaria Vesta S.A.B. de C.V.; Sitronix Technology Corp.; and Petroleo Brasileiro SA
Pfd. were among top detractors from performance. Aurobindo Pharma is an India-based pharmaceutical company. One of the company’s promoters sold a 1.4% stake early in the quarter and the company released largely in-line results for the second-quarter of fiscal-year
2017, despite generating lower-than-expected monetization of recent drug launches in the
U.S. In addition, the company received a subpoena as part of a U.S. Department of Justice antitrust investigation into price collusion and was named in a lawsuit by 20 U.S. states on price fixing charges related to two drugs that represent less than 5% of Aurobindo’s consolidated revenues.

As active, bottom-up, fundamental investors, we will continue to focus on generating attractive returns for our clients with our disciplined growth equity strategies. I thank you for putting your trust in Alger

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless proceeded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represent past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2017. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic
Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Responsible Green Fund's environmental, social and governance investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.
For a prospectus or a summary prospectus containing this and other information about The Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com.
Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext,

SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.
Definitions:

• S&P 500 index: An index of large company stocks considered representative of the U.S. stock market.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.
• The Conference Board’s Leading Economic Indicator Index is based on a va-
riety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• The Purchasing Managers' Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indi-
cators: new orders, inventory levels, production, supplier deliveries and the employment environment.

	FUND PERFORMANCE AS OF 3/31/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	9.11%	11.70%	9.95%
Alger Spectra Class C*	13.28%	12.05%	9.74%
Alger Spectra Class I†	15.09%	12.92%	10.62%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z	15.48%	13.25%	13.12%

* Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
The performance data quoted represents past performance, which is not an indication or a guarantee of future results.
The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Alger Responsible Investing Fund Class A shares performance figures prior to January 12, 2007, are those of the
Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger
Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.
The predecessor fund followed different investment strategies and had a different portfolio manager. As of January
12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. As of December 30, 2016 the Alger
Green Fund became the Alger Responsible Investing Fund.

FUND PERFORMANCE AS OF 3/31/17 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Responsible Investing Class A (Inception 12/4/00)	7.51%	9.07%	5.26%	2.14%
Alger Responsible Investing Class C (Inception 9/24/08)*	11.64%	9.35%	n/a	7.45%
Alger Responsible Investing Class I (Inception 9/24/08)†	13.46%	10.28%	n/a	8.28%
Alger Responsible Investing Class Z (Inception 10/14/16)	n/a	n/a	n/a	11.94%
Alger Mid Cap Focus Class A (Inception 3/30/07)	0.25%	6.78%	4.94%	4.94%
Alger Mid Cap Focus Class C (Inception 9/24/08)*	4.03%	7.27%	4.78%	4.78%
Alger Mid Cap Focus Class I (Inception 9/24/08)†	5.80%	7.94%	5.49%	5.49%
Alger Mid Cap Focus Class Z (Inception 10/14/16)	n/a	n/a	n/a	8.80%
Alger Dynamic Opportunities Class A (Inception 11/2/09)	2.02%	4.58%	n/a	4.75%
Alger Dynamic Opportunities Class C (Inception
12/29/10)‡	5.77%	4.92%	n/a	4.71%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	7.97%	6.00%	n/a	5.29%
Alger Emerging Markets Class A (Inception 12/29/10)	9.31%	1.13%	n/a	(1.35)%
Alger Emerging Markets Class C (Inception 12/29/10)	13.68%	1.44%	n/a	(1.32)%
Alger Emerging Markets Class I (Inception 12/29/10)	15.38%	2.20%	n/a	(0.60)%
Alger Emerging Markets Class Y (Inception 5/9/16)	n/a	n/a	n/a	19.65%
Alger Emerging Markets Class Y-2 (Inception 5/9/16)	n/a	n/a	n/a	19.65%
Alger Emerging Markets Class Z (Inception 2/28/14)	15.76%	n/a	n/a	1.15%

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡ Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December
29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
The performance data quoted represents past performance, which is not an indication or a guarantee of future results.
The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2017. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class
C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1974
Class A (Inception 7/28/69)	13.21%	12.39%	9.80%	15.62%
Class C (Inception 9/24/08)*	17.62%	12.75%	9.59%	14.91%
Class I (Inception 9/24/08)†	19.52%	13.62%	10.47%	15.78%
Russell 3000 Growth Index	19.83%	13.79%	8.80%	n/a

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	19.87%	13.96%	n/a	13.37%
Russell 3000 Growth Index	19.83%	13.79%	n/a	13.42%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund's investment advisor.
The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of
Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.
com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Responsible
Investing Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 1000 Growth Index
(an unmanaged index of common stocks) for the ten years ended April 30, 2017. Prior to December 30, 2016, the
Fund followed different investment strategies under the name “Alger Green Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. Prior to December 30, 2016, the Fund compared its performance to the Russell
3000 Growth Index. From December 30 forward, the Fund will compare its performance to the Russell 1000
Growth Index to better reflect its investment strategies. The figures for the Alger Responsible Investing Fund Class
A and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Responsible
Investing Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index.
Index performance does not reflect deduction for fees, expenses, or taxes.
D

ALGER RESPONSIBLE INVESTING FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	12.10%	9.71%	5.15%	2.29%
Russell 1000 Growth Index	19.50%	13.87%	8.88%	4.81%

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class C (Inception 9/24/08)*	16.26%	10.04%	n/a	7.67%
Class I (Inception 9/24/08)†	18.18%	10.90%	n/a	8.50%
Russell 1000 Growth Index	19.50%	13.87%	n/a	12.28%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	n/a	n/a	n/a	14.77%
Russell 1000 Growth Index	n/a	n/a	n/a	14.56%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the
Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The pre-
decessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green
Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the
Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP FOCUS FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Mid Cap Focus Fund
Class A, through April 30, 2017. Prior to December 30, 2015, the Fund followed different investment strategies under the name “Alger Analyst Fund” and was managed by a different portfolio manager. Accordingly, performance prior to that date does not reflect the Fund’s current investment strategies and investment personnel. The figures for the Alger Mid Cap Focus Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.
Performance for the Alger Mid Cap Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/30/2007
Class A (Inception 3/30/07)	1.39%	7.18%	4.44%	5.02%
Class C (Inception 9/24/08)*	5.22%	7.65%	4.29%	4.86%
Class I (Inception 9/24/08)†	7.00%	8.34%	5.00%	5.57%
Russell Midcap Growth Index	15.83%	12.28%	7.83%	8.22%

				Since
	1 YEAR	5 YEARS	10 YEARS	10/14/2016
Class Z (Inception 10/14/16)	n/a	n/a	n/a	10.13%
Russell Midcap Growth Index	n/a	n/a	n/a	12.32%

~~The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average~~
annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic
Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the HFRI Equity Hedge (Total) Index (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through April 30, 2017. Effective March 1, 2017,
Weatherbie Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger
Management, Inc., began providing investment management for a portion of the assets of the Alger Dynamic
Opportunities Fund. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and
the HFRI Equity Hedge (Total) Index include reinvestment of dividends. Performance for the Alger Dynamic
Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	4.16%	4.76%	n/a	4.85%
Class C (Inception 12/29/10)*	8.00%	5.11%	n/a	4.81%
S&P 500 Index	17.92%	13.68%	n/a	14.06%
HFRI Equity Hedge (Total) Index	11.20%	5.22%	n/a	4.93%

\
				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	10.25%	6.21%	n/a	5.41%
S&P 500 Index	17.92%	13.68%	n/a	12.97%
HFRI Equity Hedge (Total) Index	11.20%	5.22%	n/a	n/a

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to
December 29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2017 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging
Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index
(an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging
Markets Fund Class A, through April 30, 2017. The figures for the Alger Emerging Markets Fund Class A and the
MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets
Fund Class C, Class I, Class Y, Class Y-2 and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2017 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/17
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class A (Inception 12/29/10)	11.33%	1.81%	n/a	(0.98)%
Class C (Inception 12/29/10)	15.60%	2.17%	n/a	(0.96)%
Class I (Inception 12/29/10)	17.50%	2.93%	n/a	(0.23)%
MSCI Emerging Markets Index	19.58%	1.85%	n/a	0.38%

	1 YEAR	5 YEARS	10 YEARS	Since 5/9/2016
Class Y (Inception 5/9/16)	n/a	n/a	n/a	22.42%
Class Y-2 (Inception 5/9/16)	n/a	n/a	n/a	22.42%
MSCI Emerging Markets Index	n/a	n/a	n/a	25.37%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2014
Class Z (Inception 2/28/14)	17.71%	n/a	n/a	1.85%
MSCI Emerging Markets Index	19.58%	n/a	n/a	3.16%

~~The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average~~
annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2017 (Unaudited)

		Alger Responsible	Alger Mid Cap Focus	Alger Dynamic
SECTORS	Alger Spectra Fund*	Investing Fund	Fund	Opportunities Fund*
Consumer Discretionary	21.0%	19.6%	9.1%	10.5%
Consumer Staples	3.7	3.6	3.0	0.5
Energy	1.9	0.7	2.2	1.0
Financials	5.1	2.9	8.4	6.2
Health Care	14.7	13.1	17.2	12.6
Industrials	6.1	14.5	18.6	6.1
Information Technology	42.3	39.4	20.6	23.9
Market Indices	0.0	0.0	0.0	(1.8)
Materials	1.0	0.6	6.6	0.5
Real Estate	1.8	1.0	2.8	2.2
Telecommunication Services	1.3	0.0	0.0	0.0
Utilities	0.0	0.0	0.0	(0.2)
Short-Term Investments and
Net Other Assets	1.1	4.6	11.5	38.5
	100.0%	100.0%	100.0%	100.0%

Alger Emerging Markets
COUNTRY	Fund
Bermuda	0.5%
Brazil	8.1
Chile	0.5
China	22.8
Colombia	0.7
Hong Kong	4.2
India	10.5
Indonesia	2.6
Luxembourg	1.5
Malaysia	1.7
Mexico	2.4
Netherlands	2.5
Peru	0.7
Philippines	1.5
Russia	1.1
South Africa	5.6
South Korea	14.0
Switzerland	1.2
Taiwan	10.4
Thailand	1.6
Turkey	1.1
United Kingdom	1.3
United States	0.1
Cash and Net Other Assets	3.4
100.0%

* Includes short sales as a reduction of sector exposure.
† Based on net assets for each Fund

THE ALGER FUNDS | II ALGER SPECTRA FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—97.8%	SHARES	VALUE
AEROSPACE & DEFENSE—0.3%
General Dynamics Corp.	83,471	$ 16,175,845
ALTERNATIVE CARRIERS—0.6%
Level 3 Communications, Inc.*	489,866	29,764,258
APPAREL ACCESSORIES & LUXURY GOODS—0.6%
Kate Spade & Co.*	302,358	5,261,029
PVH Corp.	284,759	28,769,202
		34,030,231
APPAREL RETAIL—0.3%
The TJX Cos., Inc.	186,155	14,639,229
APPLICATION SOFTWARE—4.0%
Adobe Systems, Inc.*	431,994	57,774,877
Autodesk, Inc.*	659,375	59,389,906
salesforce.com, Inc.*	1,104,380	95,109,206
		212,273,989
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
WisdomTree Investments, Inc.	1,179,915	9,852,290
AUTO PARTS & EQUIPMENT—0.9%
Delphi Automotive PLC.	567,699	45,643,000
AUTOMOTIVE RETAIL—0.0%
Carvana Co.*	226,822	2,517,724
BIOTECHNOLOGY—4.9%
ACADIA Pharmaceuticals, Inc.*	462,682	15,883,873
Alexion Pharmaceuticals, Inc.*	138,225	17,662,390
BioMarin Pharmaceutical, Inc.*	285,403	27,353,023
Celgene Corp.*	867,292	107,587,573
Incyte Corp.*	337,288	41,918,153
TESARO, Inc.*	69,190	10,211,752
Vertex Pharmaceuticals, Inc.*+	341,686	40,421,454
		261,038,218
BREWERS—0.8%
Molson Coors Brewing Co., Cl. B	458,685	43,983,305
BROADCASTING—2.4%
CBS Corp., Cl. B	1,890,274	125,816,637
BUILDING PRODUCTS—0.2%
Johnson Controls International PLC.	283,886	11,801,141
CABLE & SATELLITE—3.1%
Charter Communications, Inc., Cl. A*	97,832	33,767,693
Comcast Corporation, Cl. A	3,386,132	132,702,513
		166,470,206
CONSTRUCTION MATERIALS—0.3%
Vulcan Materials Co.	138,941	16,795,188
CONSUMER FINANCE—0.2%
LendingClub Corp.*	1,948,814	11,400,562
DATA PROCESSING & OUTSOURCED SERVICES—3.9%
Visa, Inc., Cl. A+	2,263,097	206,439,708
DIVERSIFIED BANKS—0.5%
JPMorgan Chase & Co.	332,276	28,908,012

THE ALGER FUNDS | II ALGER SPECTRA FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Rockwell Automation, Inc.	146,614	$ 23,069,713
FINANCIAL EXCHANGES & DATA—1.7%
IntercontinentalExchange Group, Inc.	1,068,802	64,341,880
S&P Global, Inc.	205,552	27,583,023
		91,924,903
FOOD DISTRIBUTORS—0.6%
Performance Food Group Co.*	1,211,835	30,174,692
FOOTWEAR—0.3%
NIKE, Inc., Cl. B	336,563	18,648,956
HEALTH CARE EQUIPMENT—2.6%
Boston Scientific Corp.*	538,496	14,205,524
Danaher Corp.	458,602	38,215,305
DexCom, Inc.*	321,083	25,031,631
Edwards Lifesciences Corp.*	219,538	24,076,732
Medtronic PLC.	465,521	38,680,140
		140,209,332
HEALTH CARE SERVICES—0.4%
Envision Healthcare Corp.*	373,626	20,934,265
HOME ENTERTAINMENT SOFTWARE—0.9%
Electronic Arts, Inc.*	492,172	46,667,749
HOME IMPROVEMENT RETAIL—1.7%
The Home Depot, Inc.	565,409	88,260,345
HOTELS RESORTS & CRUISE LINES—0.8%
Marriott International, Inc., Cl. A	195,380	18,447,780
Norwegian Cruise Line Holdings Ltd.*	490,139	26,433,196
		44,880,976
HOUSEWARES & SPECIALTIES—0.8%
Newell Brands, Inc.	868,600	41,466,964
HYPERMARKETS & SUPER CENTERS—0.4%
Costco Wholesale Corp.	134,112	23,807,562
INDUSTRIAL CONGLOMERATES—3.2%
Honeywell International, Inc.+	1,297,411	170,142,479
INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	281,973	39,617,207
INDUSTRIAL MACHINERY—0.5%
Stanley Black & Decker, Inc.	191,138	26,023,439
INTERNET RETAIL—7.0%
Amazon.com, Inc.*+	369,533	341,814,330
NetFlix, Inc.*	211,109	32,130,790
		373,945,120
INTERNET SOFTWARE & SERVICES—13.3%
Alibaba Group Holding Ltd.#*	695,499	80,330,135
Alphabet, Inc., Cl. C*+	343,266	310,985,265
Facebook, Inc., Cl. A*+	1,768,492	265,715,923
Match Group, Inc.*	579,732	10,800,407
Palantir Technologies, Inc., Cl. A*,@	348,292	2,117,615
Yahoo! Inc.*	826,181	39,830,186
		709,779,531

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INVESTMENT BANKING & BROKERAGE—0.8%
Morgan Stanley	1,015,533	$ 44,043,666
IT CONSULTING & OTHER SERVICES—0.7%
Cognizant Technology Solutions Corp., Cl. A*	582,503	35,084,156
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	145,743	28,807,561
LIFE SCIENCES TOOLS & SERVICES—0.5%
Illumina, Inc.*	146,890	27,154,085
MANAGED HEALTH CARE—4.7%
Aetna, Inc.	506,934	68,471,576
Cigna Corp.	196,171	30,675,259
Humana, Inc.	129,332	28,709,117
UnitedHealth Group, Inc.	718,335	125,622,425
		253,478,377
MOVIES & ENTERTAINMENT—2.0%
The Walt Disney Co.	660,642	76,370,215
Time Warner, Inc.	316,909	31,459,557
		107,829,772
OIL & GAS EQUIPMENT & SERVICES—0.5%
Halliburton Company	545,085	25,008,500
OIL & GAS EXPLORATION & PRODUCTION—1.4%
Anadarko Petroleum Corp.	926,097	52,806,051
Encana Corp.	471,220	5,042,054
Pioneer Natural Resources Co.	112,202	19,409,824
		77,257,929
OTHER DIVERSIFIED FINANCIAL SERVICES—0.9%
Bank of America Corp.	2,096,445	48,931,026
PACKAGED FOODS & MEATS—0.1%
Pinnacle Foods, Inc.	128,985	7,500,478
PHARMACEUTICALS—1.2%
Allergan PLC.	163,675	39,913,786
Bristol-Myers Squibb Co.	424,222	23,777,643
		63,691,429
RAILROADS—0.8%
Union Pacific Corp.	365,316	40,900,779
RESTAURANTS—1.1%
McDonald's Corp.	187,507	26,237,854
Starbucks Corp.+	568,562	34,147,834
		60,385,688
SEMICONDUCTOR EQUIPMENT—0.5%
Applied Materials, Inc.	662,241	26,893,607
SEMICONDUCTORS—5.4%
Broadcom Ltd.	532,074	117,487,260
Cavium Networks, Inc.*	310,289	21,363,398
Microchip Technology, Inc.	959,460	72,515,987
Micron Technology, Inc.*	1,683,380	46,579,124
Microsemi Corp.*	458,952	21,543,207
NVIDIA Corp.	78,205	8,156,781
		287,645,757

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOFT DRINKS—0.6%
PepsiCo, Inc.+	291,712	$ 33,045,135
SYSTEMS SOFTWARE—7.1%
Choicestream, Inc.*,@,(a)	178,292	–
Microsoft Corp.+	4,501,357	308,162,900
Red Hat, Inc.*	264,470	23,294,517
ServiceNow, Inc.*	521,820	49,301,554
		380,758,971
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.6%
Apple, Inc.+	2,416,478	347,127,065
Western Digital Corp.	684,375	60,957,281
		408,084,346
TOBACCO—1.2%
Philip Morris International, Inc.	568,684	63,032,935
TRADING COMPANIES & DISTRIBUTORS—1.0%
HD Supply Holdings, Inc.*	935,358	37,694,927
United Rentals, Inc.*	121,184	13,289,038
		50,983,965
WIRELESS TELECOMMUNICATION SERVICES—0.7%
T-Mobile US, Inc.*	530,610	35,694,135
TOTAL COMMON STOCKS
(Cost $4,123,325,649)		5,233,315,073
PREFERRED STOCKS—0.6%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a)	2,912,012	9,842,601
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc., Cl. B*,@	1,420,438	8,636,263
Palantir Technologies, Inc., Cl. D*,@	185,062	1,125,177
		9,761,440
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@	171,099	9,721,845
SYSTEMS SOFTWARE—–%
Choicestream, Inc., Cl. A*,@,(a)	1,537,428	–
Choicestream, Inc., Cl. B*,@,(a)	3,765,639	–
		–
TOTAL PREFERRED STOCKS
(Cost $32,736,484)		29,325,886
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 6/22/26@,(a)	838,287	–
(Cost $837,448)		–
MASTER LIMITED PARTNERSHIP—1.0%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.0%
The Blackstone Group LP.	1,743,031	53,755,076
(Cost $50,964,213)		53,755,076
REAL ESTATE INVESTMENT TRUST—1.8%	SHARES	VALUE
SPECIALIZED—1.8%
Crown Castle International Corp.	500,238	47,322,515

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—(CONT.)	SHARES	VALUE
SPECIALIZED—(CONT.)
Equinix, Inc.	98,354	$41,082,466
Lamar Advertising Co., Cl. A	144,834	10,438,186
		98,843,167
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $89,544,206)		98,843,167
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 11.00%, 8/05/18*@,(a)	838,287	–
(Cost $836)		–
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.@	2,715,111	3,083,823
(Cost $2,715,111)		3,083,823
Total Investments
(Cost $4,300,123,947)(b)	101.3%	5,418,323,025
Liabilities in Excess of Other Assets	(1.3)%	(69,646,813)
NET ASSETS	100.0%	$5,348,676,212

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,380,057,421, amounted to $1,038,265,604 which consisted of aggregate gross unrealized appreciation of
$1,145,618,314 and aggregate gross unrealized depreciation of $107,352,710.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Choicestream, Inc.	03/14/14	$51,705	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18	08/04/16	836	0.00%	0	0.00%
Choicestream, Inc., 6/22/26	08/04/16	837,448	0.02%	0	0.00%
Choicestream, Inc., Cl. A	12/17/13	1,229,452	0.03%	0	0.00%
Choicestream, Inc., Cl. B	07/10/14	2,259,383	0.05%	0	0.00%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	5,541,897	0.14%	9,721,845	0.18%
JS Kred SPV I, LLC.	06/26/15	2,715,111	0.05%	3,083,823	0.06%
Palantir Technologies, Inc., Cl. A	10/07/14	2,266,336	0.05%	2,117,615	0.04%
Palantir Technologies, Inc., Cl. B	10/07/14	9,379,767	0.22%	8,636,263	0.16%
Palantir Technologies, Inc., Cl. D	10/14/14	1,221,931	0.03%	1,125,177	0.02%
Prosetta Biosciences, Inc., Series D	02/06/15	13,104,054	0.28%	9,842,601	0.19%
Total				$34,527,324	0.65%

+ All or a portion of this security is held as collateral for securities sold short.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND
Schedule of Investments- Securities Sold Short April 30, 2017 (Unaudited)

COMMON STOCKS—-2.4%	SHARES	VALUE
APPLICATION SOFTWARE—0.0%
Globant SA*	(24,679)	$(935,087)
ASSET MANAGEMENT & CUSTODY BANKS—-0.3%
Janus Capital Group, Inc.	(741,670)	(10,131,212)
T. Rowe Price Group, Inc.	(108,522)	(7,693,125)
		(17,824,337)
AUTO PARTS & EQUIPMENT—-0.2%
Gentex Corp.	(475,453)	(9,818,104)
CASINOS & GAMING—-0.3%
Wynn Resorts Ltd.	(116,146)	(14,287,120)
DATA PROCESSING & OUTSOURCED SERVICES—-0.2%
Fidelity National Information Services, Inc.	(157,902)	(13,293,769)
INTERNET SOFTWARE & SERVICES—-0.6%
GrubHub, Inc.*	(645,200)	(27,730,696)
Shutterstock, Inc.*	(70,972)	(3,068,120)
		(30,798,816)
SYSTEMS SOFTWARE—-0.5%
Symantec Corp.	(855,880)	(27,071,484)
TRADING COMPANIES & DISTRIBUTORS—-0.3%
WW Grainger, Inc.	(71,978)	(13,870,161)
TOTAL COMMON STOCKS
(Proceeds $119,596,420)		$(127,898,878)
Total (Proceeds $119,596,420)		$(127,898,878)

* Non-income producing security.

.
See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—94.4%	SHARES	VALUE
AEROSPACE & DEFENSE—2.3%
Hexcel Corp.	13,572	$702,351
Lockheed Martin Corp.	2,115	569,887
		1,272,238
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	2,503	268,972
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
PVH Corp.	6,412	647,804
APPLICATION SOFTWARE—4.1%
Autodesk, Inc.*	6,125	551,679
salesforce.com, Inc.*	10,186	877,218
SAP SE#	8,701	871,666
		2,300,563
AUTOMOBILE MANUFACTURERS—1.7%
Tesla, Inc.*	3,085	968,906
BIOTECHNOLOGY—4.2%
Biogen, Inc.*	2,190	593,950
Bioverativ, Inc.*	1,095	64,397
Celgene Corp.*	5,574	691,455
Incyte Corp.*	3,158	392,476
Vertex Pharmaceuticals, Inc.*	4,952	585,821
		2,328,099
BUILDING PRODUCTS—2.3%
Allegion PLC.	8,562	673,316
Johnson Controls International PLC.	14,899	619,351
		1,292,667
COMMUNICATIONS EQUIPMENT—1.4%
Cisco Systems, Inc.	23,036	784,837
CONSTRUCTION & ENGINEERING—0.5%
AECOM*	8,997	307,787
DATA PROCESSING & OUTSOURCED SERVICES—2.6%
Visa, Inc., Cl. A	16,088	1,467,547
DIVERSIFIED BANKS—1.0%
JPMorgan Chase & Co.	6,240	542,880
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Rockwell Automation, Inc.	1,850	291,098
ENVIRONMENTAL & FACILITIES SERVICES—2.0%
Covanta Holding Corp.	27,828	404,897
Tetra Tech, Inc.	15,765	692,872
		1,097,769
FOOD DISTRIBUTORS—0.6%
Performance Food Group Co.*	13,821	344,143
FOOTWEAR—1.4%
NIKE, Inc., Cl. B	13,876	768,869
HEALTH CARE FACILITIES—0.6%
HCA Holdings, Inc.*	3,887	327,324
HEALTH CARE TECHNOLOGY—0.5%
Agilent Technologies, Inc.	4,963	273,213

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOME ENTERTAINMENT SOFTWARE—1.2%
Electronic Arts, Inc.*	6,791	$643,923
HOME IMPROVEMENT RETAIL—2.4%
The Home Depot, Inc.	8,554	1,335,279
HOTELS RESORTS & CRUISE LINES—1.2%
Royal Caribbean Cruises Ltd.	6,087	648,874
HOUSEHOLD PRODUCTS—1.6%
The Procter & Gamble Co.	9,973	870,942
HOUSEWARES & SPECIALTIES—1.2%
Newell Brands, Inc.	13,735	655,709
INDUSTRIAL CONGLOMERATES—5.2%
3M Co.	2,765	541,470
General Electric Co.	21,179	613,979
Honeywell International, Inc.	13,395	1,756,621
		2,912,070
INDUSTRIAL GASES—0.6%
Air Products & Chemicals, Inc.	2,200	309,100
INDUSTRIAL MACHINERY—1.2%
Woodward Governor Co.	4,802	324,951
Xylem, Inc.	6,701	344,499
		669,450
INTERNET RETAIL—6.2%
Amazon.com, Inc.*	3,708	3,429,863
INTERNET SOFTWARE & SERVICES—14.5%
Alphabet, Inc., Cl. A*	1,867	1,726,079
Alphabet, Inc., Cl. C*	2,726	2,469,647
eBay, Inc.*	12,767	426,545
Facebook, Inc., Cl. A*	22,796	3,425,099
		8,047,370
INVESTMENT BANKING & BROKERAGE—1.9%
Morgan Stanley	20,569	892,077
TD Ameritrade Holding Corp.	4,014	153,616
		1,045,693
LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	2,123	419,632
MANAGED HEALTH CARE—2.4%
Aetna, Inc.	6,850	925,230
Humana, Inc.	1,935	429,531
		1,354,761
MOVIES & ENTERTAINMENT—2.6%
The Walt Disney Co.	12,468	1,441,301
OIL & GAS EXPLORATION & PRODUCTION—0.7%
Encana Corp.	35,254	377,218
PHARMACEUTICALS—5.4%
Bristol-Myers Squibb Co.	16,842	943,994
Johnson & Johnson	11,268	1,391,260
Merck & Co., Inc.	10,525	656,023
		2,991,277

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
RESTAURANTS—1.0%
Starbucks Corp.	9,038	$542,822
SEMICONDUCTOR EQUIPMENT—0.7%
Lam Research Corp.	2,609	377,914
SEMICONDUCTORS—2.5%
Broadcom Ltd.	4,078	900,463
Intel Corp.	14,075	508,812
		1,409,275
SOFT DRINKS—1.4%
PepsiCo, Inc.	6,661	754,558
SYSTEMS SOFTWARE—5.1%
Choicestream, Inc.*,@,(a)	3,619	–
Microsoft Corp.	41,555	2,844,855
		2,844,855
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.3%
Apple, Inc.	28,427	4,083,539
TOTAL COMMON STOCKS
(Cost $31,303,898)		52,450,141
PREFERRED STOCKS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., Cl. A*,@,(a)	31,215	–
Choicestream, Inc., Cl. B*,@,(a)	69,819	–
		–
TOTAL PREFERRED STOCKS
(Cost $66,853)		–
WARRANTS—0.0%	SHARES	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 6/22/26@,(a)	10,518	–
(Cost $10,508)		–
REAL ESTATE INVESTMENT TRUST—1.0%	SHARES	VALUE
SPECIALIZED—1.0%
Equinix, Inc.	1,361	568,490
(Cost $530,823)		568,490
	PRINCIPAL
CORPORATE BONDS—0.0%	AMOUNT	VALUE
SYSTEMS SOFTWARE—0.0%
Choicestream, Inc., 11.00%, 8/05/18*@,(a)	10,518	–
(Cost $11)		–
Total Investments
(Cost $31,912,093)(b)	95.4%	53,018,631
Other Assets in Excess of Liabilities	4.6%	2,555,199
NET ASSETS	100.0%	$55,573,830

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $31,923,304, amounted to $21,095,327 which consisted of aggregate gross unrealized appreciation of
$21,480,892 and aggregate gross unrealized depreciation of $385,565.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Choicestream, Inc.		$1,049	0.00%	$0	0.00%
Choicestream, Inc., 11.00%,
8/05/18		11	0.00%	0	0.00%
Choicestream, Inc., 6/22/26		10,508	0.00%	0	0.00%
Choicestream, Inc., Cl. A		24,962	0.00%	0	0.00%
Choicestream, Inc., Cl. B		41,891	0.00%	0	0.00%
Total				$0	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—82.1%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
Hexcel Corp.	2,765	$143,089
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
PVH Corp.	1,844	186,299
APPLICATION SOFTWARE—1.3%
Autodesk, Inc.*	1,343	120,964
AUTO PARTS & EQUIPMENT—1.1%
Delphi Automotive PLC.	1,237	99,455
BIOTECHNOLOGY—2.4%
Alexion Pharmaceuticals, Inc.*	1,691	216,076
BUILDING PRODUCTS—1.3%
Johnson Controls International PLC.	2,827	117,518
CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS—3.7%
Allison Transmission Holdings, Inc.	6,372	246,469
Wabtec Corp.	1,008	84,561
		331,030
CONSTRUCTION MATERIALS—1.5%
Vulcan Materials Co.	1,078	130,309
DATA PROCESSING & OUTSOURCED SERVICES—2.8%
Euronet Worldwide, Inc.*	1,454	120,130
WNS Holdings Ltd.#*	4,017	128,624
		248,754
ELECTRICAL COMPONENTS & EQUIPMENT—2.9%
AMETEK, Inc.	2,559	146,375
Rockwell Automation, Inc.	719	113,134
		259,509
FINANCIAL EXCHANGES & DATA—4.8%
IntercontinentalExchange Group, Inc.	3,235	194,747
MarketAxess Holdings, Inc.	1,251	240,842
		435,589
FOOD DISTRIBUTORS—3.0%
Performance Food Group Co.*	10,914	271,759
GENERAL MERCHANDISE STORES—2.0%
Dollar Tree, Inc.*	2,171	179,694
HEALTH CARE EQUIPMENT—4.3%
ABIOMED, Inc.*	1,036	135,011
DexCom, Inc.*	1,487	115,927
Intuitive Surgical, Inc.*	163	136,247
		387,185
HEALTH CARE FACILITIES—3.5%
VCA Antech, Inc.*	3,419	313,078
HEALTH CARE SERVICES—1.9%
Envision Healthcare Corp.*	3,005	168,370
HEALTH CARE TECHNOLOGY—3.8%
Medidata Solutions, Inc.*	5,254	343,769
HOME ENTERTAINMENT SOFTWARE—2.4%
Electronic Arts, Inc.*	2,241	212,492

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOUSEWARES & SPECIALTIES—2.4%
Newell Brands, Inc.	4,541	$216,787
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.4%
WageWorks, Inc.*	1,716	126,641
INDUSTRIAL MACHINERY—2.0%
Fortive Corp.	1,477	93,435
Stanley Black & Decker, Inc.	633	86,183
		179,618
IT CONSULTING & OTHER SERVICES—1.0%
InterXion Holding NV*	2,185	91,027
METAL & GLASS CONTAINERS—2.1%
Ball Corp.	2,501	192,302
OIL & GAS EXPLORATION & PRODUCTION—2.2%
Encana Corp.	11,360	121,552
Pioneer Natural Resources Co.	446	77,153
		198,705
PHARMACEUTICALS—1.3%
Zoetis, Inc.	2,143	120,244
RESEARCH & CONSULTING SERVICES—1.7%
Verisk Analytics, Inc., Cl. A*	1,885	156,097
SEMICONDUCTORS—8.9%
Broadcom Ltd.	693	153,021
Cavium Networks, Inc.*	3,400	234,090
Microsemi Corp.*	3,341	156,827
NVIDIA Corp.	1,174	122,448
Skyworks Solutions, Inc.	1,335	133,153
		799,539
SPECIALIZED CONSUMER SERVICES—1.5%
Sotheby's*	2,853	135,118
SPECIALTY CHEMICALS—3.0%
Axalta Coating Systems Ltd.*	4,957	155,501
WR Grace & Co.	1,585	110,506
		266,007
SYSTEMS SOFTWARE—1.9%
ServiceNow, Inc.*	1,764	166,663
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.3%
Western Digital Corp.	2,360	210,205
TRADING COMPANIES & DISTRIBUTORS—4.0%
Fastenal Co.	1,744	77,922
HD Supply Holdings, Inc.*	6,927	279,158
		357,080
TOTAL COMMON STOCKS
(Cost $6,536,931)		7,380,972
MASTER LIMITED PARTNERSHIP—1.6%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
The Blackstone Group LP.	4,751	146,521
(Cost $148,259)		146,521

THE ALGER FUNDS II | ALGER MID CAP FOCUS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—4.8%	SHARES	VALUE
MORTGAGE—2.0%
Blackstone Mortgage Trust, Inc., Cl. A	5,893	$181,976
SPECIALIZED—2.8%
Crown Castle International Corp.	2,653	250,974
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $391,594)		432,950
Total Investments
(Cost $7,076,784)(a)	88.5%	7,960,443
Other Assets in Excess of Liabilities	11.5%	1,029,837
NET ASSETS	100.0%	$8,990,280

# American Depositary Receipts.
(a) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,097,078, amounted to $863,365 which consisted of aggregate gross unrealized appreciation of $993,781 and aggregate gross unrealized depreciation of $130,416.
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—82.1%	SHARES	VALUE
AEROSPACE & DEFENSE—3.5%
General Dynamics Corp.	1,121	$217,239
HEICO Corp.	6,285	446,675
TransDigm Group, Inc.	8,618	2,126,319
		2,790,233
AIR FREIGHT & LOGISTICS—1.1%
XPO Logistics, Inc.*	17,183	848,668
APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Canada Goose Holdings, Inc.*	25,646	431,622
Kate Spade & Co.*	23,404	407,230
		838,852
APPAREL RETAIL—0.6%
Francesca's Holdings Corp.*	29,430	464,405
APPLICATION SOFTWARE—9.4%
Blackbaud, Inc.+	7,449	598,974
Ebix, Inc.	19,693	1,215,058
Everbridge, Inc.*	47,140	1,094,119
Globant SA*	4,069	154,174
HubSpot, Inc.*	5,084	340,882
Mobileye NV*	8,355	517,342
Paylocity Holding Corp.*	32,106	1,266,261
RealPage, Inc.*	1,362	50,462
salesforce.com, Inc.*+	5,765	496,482
Ultimate Software Group, Inc.*	8,638	1,750,664
		7,484,418
ASSET MANAGEMENT & CUSTODY BANKS—3.5%
Affiliated Managers Group, Inc.+	8,949	1,481,865
Virtus Investment Partners, Inc.	4,792	509,869
WisdomTree Investments, Inc.+	97,062	810,467
		2,802,201
BIOTECHNOLOGY—8.7%
ACADIA Pharmaceuticals, Inc.*	24,098	827,284
Alexion Pharmaceuticals, Inc.*+	4,855	620,372
Biogen, Inc.*	1,345	364,777
BioMarin Pharmaceutical, Inc.*	4,842	464,057
Bioverativ, Inc.*	1,362	80,099
Celgene Corp.*	2,251	279,237
Clovis Oncology, Inc.*	3,405	197,115
Gilead Sciences, Inc.+	7,796	534,416
Incyte Corp.*+	6,366	791,167
Neurocrine Biosciences, Inc.*	1,870	99,858
Portola Pharmaceuticals, Inc.*	29,210	1,168,108
Puma Biotechnology, Inc.*	13,703	556,342
Sarepta Therapeutics, Inc.*	2,777	100,694
TESARO, Inc.*	1,350	199,247
Ultragenyx Pharmaceutical, Inc.*	9,296	598,569
		6,881,342
BREWERS—0.3%
Craft Brew Alliance, Inc.*	18,402	250,267

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BROADCASTING—1.1%
CBS Corp., Cl. B+	7,097	$472,376
Nexstar Media Group, Inc.	5,704	393,576
		865,952
CABLE & SATELLITE—1.8%
Comcast Corporation, Cl. A+	37,079	1,453,126
CONSUMER ELECTRONICS—0.4%
GoPro, Inc.*	38,156	314,787
CONSUMER FINANCE—0.8%
LendingClub Corp.*+	105,317	616,104
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Visa, Inc., Cl. A+	10,238	933,910
WNS Holdings Ltd.#*	13,822	442,581
		1,376,491
DISTRIBUTORS—0.4%
LKQ Corp.*	9,057	282,941
EDUCATION SERVICES—0.3%
Chegg, Inc.*	19,828	178,650
Nord Anglia Education, Inc.*	2,128	68,522
		247,172
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Rockwell Automation, Inc.+	2,331	366,783
ELECTRONIC COMPONENTS—0.3%
Universal Display Corp.	2,814	251,431
ELECTRONIC MANUFACTURING SERVICES—0.7%
IPG Photonics Corp.*	2,549	321,990
Trimble, Inc.*+	6,560	232,421
		554,411
ENVIRONMENTAL & FACILITIES SERVICES—2.0%
Waste Connections, Inc.	16,820	1,547,776
FINANCIAL EXCHANGES & DATA—0.8%
MarketAxess Holdings, Inc.+	3,108	598,352
GENERAL MERCHANDISE STORES—0.3%
Ollie's Bargain Outlet Holdings, Inc.*	5,807	222,408
HEALTH CARE EQUIPMENT—3.7%
Abaxis, Inc.	3,833	172,600
ABIOMED, Inc.*	2,323	302,733
Cantel Medical Corp.+	6,511	484,484
DexCom, Inc.*+	6,429	501,205
Edwards Lifesciences Corp.*+	2,533	277,794
Insulet Corp.*	28,352	1,230,760
		2,969,576
HEALTH CARE FACILITIES—0.7%
US Physical Therapy, Inc.	8,583	563,045
HEALTH CARE SERVICES—0.5%
Diplomat Pharmacy, Inc.*	26,829	418,532
HEALTH CARE SUPPLIES—0.3%
Neogen Corp.*	3,550	221,272

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE TECHNOLOGY—1.7%
Cotiviti Holdings, Inc.*	11,901	$497,343
Medidata Solutions, Inc.*+	13,282	869,041
		1,366,384
HOME ENTERTAINMENT SOFTWARE—0.5%
Electronic Arts, Inc.*+	4,263	404,218
HOME IMPROVEMENT RETAIL—0.4%
The Home Depot, Inc.	2,009	313,605
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
WageWorks, Inc.*	5,607	413,797
INDUSTRIAL MACHINERY—1.6%
Middleby Corp.*	9,168	1,248,040
Proto Labs, Inc.*	663	38,454
		1,286,494
INTERNET RETAIL—2.9%
Amazon.com, Inc.*+	1,050	971,239
Wayfair, Inc., Cl. A*	28,632	1,308,769
		2,280,008
INTERNET SOFTWARE & SERVICES—8.7%
2U, Inc.*	8,536	387,534
Alphabet, Inc., Cl. C*+	1,275	1,155,099
Cornerstone OnDemand, Inc.*	7,347	288,590
eBay, Inc.*	8,560	285,990
Facebook, Inc., Cl. A*+	8,896	1,336,624
GTT Communications, Inc.*	20,220	556,050
Match Group, Inc.*	7,165	133,484
Palantir Technologies, Inc., Cl. A*,@	6,606	40,165
SPS Commerce, Inc.*	1,082	59,791
Stamps.com, Inc.*	17,068	1,811,768
Tencent Holdings Ltd.	6,606	206,985
The Trade Desk, Inc., Cl. A*	17,693	660,834
		6,922,914
INVESTMENT BANKING & BROKERAGE—0.1%
Evercore Partners, Inc., Cl. A	1,211	89,311
IT CONSULTING & OTHER SERVICES—0.3%
EPAM Systems, Inc.*	3,189	245,553
LEISURE FACILITIES—0.5%
Planet Fitness, Inc., Cl. A	18,613	387,150
LIFE SCIENCES TOOLS & SERVICES—0.9%
Bio-Techne Corp.+	6,584	705,015
MANAGED HEALTH CARE—0.5%
Humana, Inc.	1,853	411,329
MOVIES & ENTERTAINMENT—0.4%
Lions Gate Entertainment Corp., Cl. A	5,794	151,629
Lions Gate Entertainment Corp., Cl. B*	6,268	149,492
		301,121
OIL & GAS EQUIPMENT & SERVICES—0.3%
Halliburton Company	4,337	198,982

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Anadarko Petroleum Corp.+	6,989	$398,513
EOG Resources, Inc.	2,800	259,000
Parsley Energy, Inc., Cl. A*	6,653	198,193
		855,706
PACKAGED FOODS & MEATS—0.3%
Hain Celestial Group, Inc.*	5,615	207,699
PHARMACEUTICALS—0.2%
Aerie Pharmaceuticals, Inc.*	3,697	162,853
REAL ESTATE SERVICES—1.8%
FirstService Corp.	22,807	1,416,999
REGIONAL BANKS—1.5%
Independent Bank Group, Inc.	3,710	223,156
Peapack Gladstone Financial Corp.	1,825	58,510
Signature Bank*	6,482	897,433
		1,179,099
REINSURANCE—0.2%
Greenlight Capital Re Ltd.*	8,499	183,153
RESEARCH & CONSULTING SERVICES—0.5%
IHS Markit Ltd.*	1,673	72,608
The Advisory Board Co.*	2,248	114,873
Verisk Analytics, Inc., Cl. A*	2,441	202,139
		389,620
RESTAURANTS—0.9%
Chuy's Holdings, Inc.*	7,338	218,672
Shake Shack, Inc., Cl. A*+	7,564	256,722
Wingstop, Inc.+	7,269	213,927
		689,321
SEMICONDUCTOR EQUIPMENT—1.0%
Applied Materials, Inc.	9,677	392,983
Lam Research Corp.	2,953	427,742
		820,725
SEMICONDUCTORS—2.9%
Broadcom Ltd.+	2,388	527,294
MACOM Technology Solutions Holdings, Inc.*	19,436	950,032
Microsemi Corp.*+	5,843	274,270
NXP Semiconductors NV*+	2,094	221,441
Skyworks Solutions, Inc.	2,867	285,955
		2,258,992
SPECIALTY CHEMICALS—0.6%
Ecolab, Inc.	1,563	201,768
Flotek Industries, Inc.*+	20,161	242,133
		443,901
SYSTEMS SOFTWARE—1.8%
Microsoft Corp.+	15,088	1,032,924
ServiceNow, Inc.*+	4,464	421,759
		1,454,683
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.4%
Apple, Inc.+	9,679	1,390,388

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE &
PERIPHERALS—(CONT.)
Stratasys Ltd.*	1,268	$31,396
Western Digital Corp.	5,817	518,120
		1,939,904
THRIFTS & MORTGAGE FINANCE—1.1%
BofI Holding, Inc.*	36,892	881,350
TRADING COMPANIES & DISTRIBUTORS—2.0%
H&E Equipment Services, Inc.	27,175	573,936
HD Supply Holdings, Inc.*+	15,354	618,766
SiteOne Landscape Supply, Inc.*	7,739	370,002
		1,562,704
TOTAL COMMON STOCKS
(Cost $59,445,625)		65,003,135
PREFERRED STOCKS—0.6%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a)	41,418	139,993
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc., Cl. B*,@	26,941	163,801
Palantir Technologies, Inc., Cl. D*,@	3,510	21,341
		185,142
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc., Series DD*,@	2,964	168,414
TOTAL PREFERRED STOCKS
(Cost $483,464)		493,549
RIGHTS—0.4%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Adolor Corp., CPR, 12/31/2049*,@,(b)	49,870	–
Tolero Pharmaceuticals, Inc., CDR*@,(a),(i)	126,108	274,172
		274,172
TOTAL RIGHTS
(Cost $67,639)		274,172
MASTER LIMITED PARTNERSHIP—0.8%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
The Blackstone Group LP.+	19,860	612,482
(Cost $468,909)		612,482
REAL ESTATE INVESTMENT TRUST—0.8%	SHARES	VALUE
INDUSTRIAL—0.1%
Rexford Industrial Realty, Inc.	2,449	61,078
SPECIALIZED—0.7%
Crown Castle International Corp.+	2,302	217,769
Lamar Advertising Co., Cl. A+	5,187	373,827
		591,596
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $571,910)		652,674

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

PURCHASED OPTIONS—2.6%	CONTRACTS	VALUE
PUT OPTIONS—2.6%
S&P 500 Index/ May/ 2315*	9	$4,833
Sears Holdings Corp./ January/ 10*	990	435,600
Sears Holdings Corp./ January/ 13*	163	107,580
Sears Holdings Corp./ January/ 20*	740	958,300
Sears Holdings Corp./ January/ 25*	45	78,750
Sears Holdings Corp./ January/ 30*	43	96,105
Sears Holdings Corp./ June/ 27*	43	81,055
Snap, Inc./ January/ 20*	46	11,960
Valeant Pharmaceuticals International, Inc./ January/ 10*	310	86,800
Valeant Pharmaceuticals International, Inc./ January/ 15*	155	100,750
Valeant Pharmaceuticals International, Inc./ January/ 45*	29	101,645
TOTAL PUT OPTIONS
(Cost $2,286,210)		2,063,378
CALL OPTIONS—0.0%
Kellogg Co./ January/ 85*	14	70
(Cost $1,278)		70
TOTAL PURCHASED OPTIONS
(Cost $2,287,488)		2,063,448
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	159,212	180,833
(Cost $159,212)		180,833
Total Investments
(Cost $63,484,247)(c)	87.5%	69,280,293
Other Assets in Excess of Liabilities	12.5%	9,935,092
NET ASSETS	100.0%	$79,215,385

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities in Notes to Financial Statements.
(b) Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents
0.0% of the net assets of the Fund.
(c) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $66,027,098, amounted to $3,253,195 which consisted of aggregate gross unrealized appreciation of $8,644,329 and aggregate gross unrealized depreciation of $5,391,134.
(i) Contingent deferred rights.
* Non-income producing security.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2017
Adolor Corp., CPR	10/24/11	$0	0.00%	$0	0.00%
Intarcia Therapeutics, Inc., Series
DD	03/27/14	96,004	0.14%	168,414	0.21%
JS Kred SPV I, LLC.	06/26/15	159,212	0.15%	180,833	0.23%
Palantir Technologies, Inc., Cl. A	10/07/14	42,985	0.05%	40,165	0.05%
Palantir Technologies, Inc., Cl. B	10/07/14	177,903	0.22%	163,801	0.20%
Palantir Technologies, Inc., Cl. D	10/14/14	23,176	0.03%	21,341	0.03%
Prosetta Biosciences, Inc., Series D	02/06/15	186,381	0.25%	139,993	0.18%
Tolero Pharmaceuticals, Inc., CDR	01/11/17	35,063	0.05%	142,130	0.18%
Tolero Pharmaceuticals, Inc., CDR	01/11/17	32,575	0.04%	132,042	0.17%
Total				$988,719	1.25%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2017 (Unaudited)

COMMON STOCKS—-25.6%	SHARES	VALUE
AIR FREIGHT & LOGISTICS—-0.1%
FedEx Corp.	(604)	$(114,579)
AIRLINES—-0.1%
American Airlines Group, Inc.	(1,420)	(60,520)
APPAREL ACCESSORIES & LUXURY GOODS—-0.2%
Carter's, Inc.	(1,304)	(120,020)
Under Armour, Inc., Cl. A*	(2,933)	(63,030)
		(183,050)
APPLICATION SOFTWARE—-0.7%
Snap, Inc.*	(13,123)	(295,924)
SS&C Technologies Holdings, Inc.	(1,639)	(60,217)
Workday, Inc., Cl. A*	(2,170)	(189,658)
		(545,799)
ASSET MANAGEMENT & CUSTODY BANKS—-0.2%
Ameriprise Financial, Inc.	(1,194)	(152,653)
BIOTECHNOLOGY—-0.5%
Agios Pharmaceuticals Inc*	(3,199)	(159,022)
Alkermes PLC.*	(1,337)	(77,880)
Genomic Health, Inc.*	(4,061)	(133,444)
		(370,346)
BROADCASTING—-0.2%
AMC Networks, Inc.*	(2,579)	(153,915)
BUILDING PRODUCTS—-1.5%
Lennox International, Inc.	(936)	(154,805)
NCI Building Systems, Inc.*	(60,444)	(1,057,770)
		(1,212,575)
CASINOS & GAMING—-0.3%
Wynn Resorts Ltd.	(2,049)	(252,047)
COMMUNICATIONS EQUIPMENT—-0.1%
F5 Networks, Inc.*	(725)	(93,619)
CONSTRUCTION & ENGINEERING—-0.4%
Great Lakes Dredge & Dock Corp.*	(70,025)	(318,614)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—-2.0%
Caterpillar, Inc.	(15,762)	(1,611,822)
CONSUMER FINANCE—-0.3%
Capital One Financial Corp.	(2,926)	(235,192)
DATA PROCESSING & OUTSOURCED SERVICES—-0.5%
Automatic Data Processing, Inc.	(2,287)	(238,969)
Fidelity National Information Services, Inc.	(1,967)	(165,602)
		(404,571)
DEPARTMENT STORES—-0.1%
Dillard's, Inc.	(1,477)	(81,782)
ELECTRICAL COMPONENTS & EQUIPMENT—-0.1%
Acuity Brands, Inc.	(385)	(67,799)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
GAS UTILITIES—-0.2%
National Fuel Gas Co.	(2,615)	$(144,819)
GENERAL MERCHANDISE STORES—-0.5%
Target Corp.	(6,624)	(369,950)
HEALTH CARE DISTRIBUTORS—-0.2%
Patterson Cos., Inc.	(4,295)	(191,085)
HEALTH CARE EQUIPMENT—-0.3%
Globus Medical, Inc., Cl. A*	(2,737)	(83,013)
ResMed, Inc.	(2,193)	(149,102)
		(232,115)
HEALTH CARE FACILITIES—-0.3%
Healthsouth Corp.	(4,608)	(216,115)
HEALTH CARE SERVICES—-0.2%
Express Scripts, Inc.*	(2,043)	(125,318)
HEALTH CARE SUPPLIES—-0.1%
The Cooper Cos., Inc.	(590)	(118,195)
HEALTH CARE TECHNOLOGY—-0.3%
Castlight Health, Inc.*	(14,800)	(56,980)
Cerner Corp.*	(2,678)	(173,401)
		(230,381)
HOUSEHOLD APPLIANCES—-0.2%
Whirlpool Corp.	(752)	(139,631)
INDUSTRIAL MACHINERY—-1.0%
Actuant Corp., Cl. A	(25,494)	(695,986)
Hillenbrand, Inc.	(2,189)	(80,774)
		(776,760)
INSURANCE BROKERS—-0.4%
Aon PLC.	(2,355)	(282,223)
INTEGRATED OIL & GAS—-0.2%
Exxon Mobil Corp.	(960)	(78,384)
Statoil ASA#	(6,673)	(109,637)
		(188,021)
INTERNET SOFTWARE & SERVICES—-2.3%
Box, Inc.*	(8,620)	(148,609)
Cimpress NV*	(1,923)	(157,840)
GrubHub, Inc.*	(6,250)	(268,625)
Nutanix, Inc., Cl. A*	(26,147)	(397,173)
Shutterstock, Inc.*	(1,383)	(59,787)
Twitter, Inc.*	(7,313)	(120,518)
VeriSign, Inc.*	(1,423)	(126,533)
WebMD Health Corp.*	(1,168)	(63,341)
Zillow Group, Inc., Cl. A*	(2,928)	(112,699)
Zillow Group, Inc., Cl. C*	(8,760)	(341,640)
		(1,796,765)
IT CONSULTING & OTHER SERVICES—-0.3%
Accenture PLC., Cl. A	(2,003)	(242,964)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—-2.0%
Illumina, Inc.*	(7,574)	$(1,400,130)
Quintiles IMS Holdings, Inc.*	(1,462)	(123,217)
		(1,523,347)
MARKET INDICES—-1.8%
iShares Russell 2000 Growth	(4,141)	(682,064)
Powershares QQQ Trust Series 1	(5,535)	(752,705)
		(1,434,769)
MOTORCYCLE MANUFACTURERS—-0.2%
Harley-Davidson, Inc.	(3,433)	(195,029)
OIL & GAS REFINING & MARKETING—-0.2%
Phillips 66	(1,986)	(158,006)
PACKAGED FOODS & MEATS—-0.1%
Kellogg Co.	(1,360)	(96,560)
PHARMACEUTICALS—-1.8%
Perrigo Co., PLC.	(1,048)	(77,489)
Valeant Pharmaceuticals International, Inc.*	(147,471)	(1,364,107)
		(1,441,596)
PROPERTY & CASUALTY INSURANCE—-1.7%
HCI Group, Inc.	(16,165)	(770,909)
Universal Insurance Holdings, Inc.	(20,825)	(542,491)
		(1,313,400)
REGIONAL BANKS—-0.2%
Cullen/Frost Bankers, Inc.	(1,670)	(157,631)
RESEARCH & CONSULTING SERVICES—-0.2%
FTI Consulting, Inc.*	(3,847)	(133,068)
RESTAURANTS—-0.4%
Brinker International, Inc.	(2,176)	(96,157)
Texas Roadhouse, Inc.	(2,364)	(110,824)
Zoe's Kitchen, Inc.*	(10,887)	(196,510)
		(403,491)
SEMICONDUCTORS—-0.4%
Analog Devices, Inc.	(1,427)	(108,737)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(6,208)	(205,299)
		(314,036)
SPECIALTY CHEMICALS—-0.1%
The Valspar Corp.	(1,055)	(118,624)
SPECIALTY STORES—-0.8%
Five Below, Inc.*	(13,337)	(655,113)
SYSTEMS SOFTWARE—-0.7%
Check Point Software Technologies Ltd.*	(1,916)	(199,283)
Oracle Corp.	(3,190)	(143,422)
Symantec Corp.	(4,514)	(142,778)
		(485,483)

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—-1.0%
Electronics For Imaging, Inc.*	(2,488)	$(113,901)
Pure Storage, Inc.*	(67,071)	(711,623)
		(825,524)
TRADING COMPANIES & DISTRIBUTORS—-0.2%
WW Grainger, Inc.	(625)	(120,438)
TOTAL COMMON STOCKS
(Proceeds $19,628,393)		$(20,289,340)
REAL ESTATE INVESTMENT TRUST—-0.4%	SHARES	VALUE
HOTEL & RESORT REITS—-0.2%
Host Hotels & Resorts, Inc.	(6,449)	(115,759)
OFFICE REITS—-0.1%
Boston Properties, Inc.	(560)	(70,896)
RETAIL REITS—-0.1%
Simon Property Group, Inc.	(630)	(104,114)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $287,690)		$(290,769)
Total (Proceeds $19,916,083)		$(20,580,109)

* Non-income producing security.
# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2017 (Unaudited)

COMMON STOCKS—95.5%	SHARES	VALUE
BERMUDA—0.5%
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Geopark Ltd.*	32,345	$229,649
(Cost $208,881)
BRAZIL—7.1%
DEPARTMENT STORES—0.6%
Lojas Renner SA*	26,054	242,775
DIVERSIFIED BANKS—2.5%
Banco Bradesco SA*	46,019	484,334
Itau Unibanco Holding SA#	52,030	639,969
		1,124,303
DRUG RETAIL—0.8%
Raia Drogasil SA	16,739	355,666
HOMEBUILDING—0.6%
MRV Engenharia e Participacoes SA	53,400	268,140
OTHER DIVERSIFIED FINANCIAL SERVICES—0.5%
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	35,700	213,787
RAILROADS—0.7%
Rumo SA*	105,522	290,194
REAL ESTATE OPERATING COMPANIES—0.9%
BR Malls Participacoes SA	92,728	410,411
STEEL—0.5%
Gerdau SA*	68,786	212,353
TOTAL BRAZIL
(Cost $2,661,173)		3,117,629
CHILE—0.5%
SOFT DRINKS—0.5%
Embotelladora Andina SA	52,799	218,952
(Cost $179,814)
CHINA—22.8%
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Li Ning Co., Ltd.*	637,000	418,533
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
Weichai Power Co., Ltd.	168,000	272,216
CONSTRUCTION MATERIALS—1.5%
Anhui Conch Cement Co., Ltd.	112,500	393,413
West China Cement Ltd.*	1,874,000	281,717
		675,130
DIVERSIFIED BANKS—2.6%
China Construction Bank Corp.	1,071,700	869,849
China Merchants Bank Co., Ltd.	101,500	262,984
		1,132,833
EDUCATION SERVICES—0.6%
New Oriental Education & Technology Group#*	3,764	242,929
ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Byd Co., Ltd.	40,000	235,702
HEALTH CARE FACILITIES—0.6%
China Resources Phoenix Healthcare Holdings Co., Ltd.*	206,913	265,490

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—(CONT.)
HOTELS RESORTS & CRUISE LINES—0.6%
Ctrip.com International Ltd.#*	4,995	$252,297
INDUSTRIAL MACHINERY—0.5%
Airtac International Group	19,000	216,821
INTEGRATED OIL & GAS—2.1%
China Petroleum & Chemical Corp.	643,023	522,162
PetroChina Co., Ltd.	578,000	406,087
		928,249
INTERNET SOFTWARE & SERVICES—9.0%
Alibaba Group Holding Ltd.#*	15,074	1,741,047
Tencent Holdings Ltd.	71,707	2,246,791
		3,987,838
LIFE & HEALTH INSURANCE—1.9%
China Life Insurance Co., Ltd.	110,000	334,645
Ping An Insurance Group Co., of China Ltd.	89,032	500,554
		835,199
RENEWABLE ELECTRICITY—0.9%
Huaneng Renewables Corp., Ltd.	1,096,360	382,704
STEEL—0.5%
Angang Steel Co., Ltd.*	314,000	210,735
TOTAL CHINA
(Cost $8,222,173)		10,056,676
COLOMBIA—0.7%
CONSTRUCTION MATERIALS—0.7%
Cementos Argos SA	77,102	287,757
(Cost $284,531)
HONG KONG—4.2%
CONSTRUCTION & ENGINEERING—1.1%
China State Construction International Holdings Ltd.	269,368	488,110
LIFE & HEALTH INSURANCE—1.0%
AIA Group Ltd.	67,119	464,554
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Kunlun Energy Co., Ltd.	224,000	202,141
WIRELESS TELECOMMUNICATION SERVICES—1.6%
China Mobile Ltd.	66,730	710,440
TOTAL HONG KONG
(Cost $1,813,614)		1,865,245
INDIA—10.5%
ALUMINUM—0.8%
Hindalco Industries Ltd.*	115,811	357,959
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Titan Co., Ltd.*	52,378	381,937
AUTOMOBILE MANUFACTURERS—1.1%
Maruti Suzuki India Ltd.*	4,675	473,124
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.7%
Tata Motors Ltd.#	8,183	291,888
CONSTRUCTION MATERIALS—1.3%
Shree Cement Ltd.*	1,909	565,389

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INDIA—(CONT.)
DIVERSIFIED BANKS—3.1%
HDFC Bank Ltd.	35,095	$853,399
Kotak Mahindra Bank Ltd.	35,874	503,244
		1,356,643
OIL & GAS REFINING & MARKETING—1.1%
Reliance Industries Ltd.*	23,364	506,307
PHARMACEUTICALS—0.4%
Aurobindo Pharma Ltd.	21,189	200,266
TOBACCO—1.1%
ITC Ltd.*	111,787	482,630
TOTAL INDIA
(Cost $3,512,459)		4,616,143
INDONESIA—2.6%
DIVERSIFIED BANKS—1.1%
Bank Rakyat Indonesia Persero Tbk., PT	479,569	463,216
HEALTH CARE FACILITIES—0.9%
Mitra Keluarga Karyasehat Tbk PT	2,128,500	405,611
INTEGRATED TELECOMMUNICATION SERVICES—0.6%
Telekomunikasi Indonesia Persero Tbk PT	813,000	268,198
TOTAL INDONESIA
(Cost $1,074,644)		1,137,025
LUXEMBOURG—1.5%
APPLICATION SOFTWARE—0.9%
Globant SA*	10,074	381,704
PACKAGED FOODS & MEATS—0.6%
Adecoagro SA*	26,198	290,536
TOTAL LUXEMBOURG
(Cost $623,925)		672,240
MALAYSIA—1.7%
CONSTRUCTION & ENGINEERING—0.8%
IJM Corp., Bhd	414,100	333,875
DIVERSIFIED BANKS—0.9%
Malayan Banking Bhd	180,800	398,798
TOTAL MALAYSIA
(Cost $702,431)		732,673
MEXICO—2.4%
AIRPORT SERVICES—0.6%
Grupo Aeroportuario del Sureste SAB de CV#	1,375	260,425
DIVERSIFIED METALS & MINING—0.6%
Grupo Mexico SAB de CV	88,600	258,902
PACKAGED FOODS & MEATS—0.5%
Gruma SAB de CV, Cl. B	17,005	226,775
REGIONAL BANKS—0.7%
Banregio Grupo Financiero SAB de CV	55,278	319,184
TOTAL MEXICO
(Cost $1,008,655)		1,065,286
NETHERLANDS—2.5%
FOOD RETAIL—1.5%
X5 Retail Group NV*,(a)	17,990	634,148

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
NETHERLANDS—(CONT.)
INTERNET SOFTWARE & SERVICES—1.0%
Yandex NV*	16,543	$450,962
TOTAL NETHERLANDS
(Cost $711,990)		1,085,110
PERU—0.7%
DIVERSIFIED BANKS—0.7%
Credicorp Ltd.	2,100	322,686
(Cost $340,507)
PHILIPPINES—1.5%
CONSTRUCTION MATERIALS—0.5%
CEMEX Holdings Philippines, Inc.*(b)	1,490,900	218,205
DIVERSIFIED BANKS—1.0%
Metropolitan Bank & Trust Co.	262,140	441,220
TOTAL PHILIPPINES
(Cost $756,843)		659,425
RUSSIA—1.1%
DIVERSIFIED BANKS—1.1%
Sberbank of Russia PJSC#	39,040	465,428
(Cost $403,663)
SOUTH AFRICA—5.6%
CABLE & SATELLITE—2.5%
Naspers Ltd.	5,761	1,095,205
DIVERSIFIED BANKS—0.8%
Capitec Bank Holdings Ltd.*	6,254	357,002
DIVERSIFIED CHEMICALS—0.7%
Sasol Ltd.	9,687	296,787
FOOD DISTRIBUTORS—0.5%
Bid Corp Ltd.	10,800	228,744
GOLD—0.5%
AngloGold Ashanti Ltd.	18,496	211,765
PHARMACEUTICALS—0.6%
Aspen Pharmacare Holdings Ltd.	12,585	260,969
TOTAL SOUTH AFRICA
(Cost $1,998,580)		2,450,472
SOUTH KOREA—14.0%
AUTOMOBILE MANUFACTURERS—1.0%
Hyundai Motor Co.	3,376	427,041
BIOTECHNOLOGY—1.4%
Hugel, Inc.*	903	369,761
Seegene, Inc.*	7,437	232,873
		602,634
COMMODITY CHEMICALS—0.8%
LG Chem Ltd.	1,418	341,112
DIVERSIFIED BANKS—1.2%
Hana Financial Group, Inc.*	15,684	538,736
DIVERSIFIED METALS & MINING—0.7%
POSCO*	1,269	299,628
LIFE & HEALTH INSURANCE—0.9%
Samsung Life Insurance Co., Ltd.*	3,943	379,126

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH KOREA—(CONT.)
PERSONAL PRODUCTS—1.5%
Cosmax, Inc.	2,802	$349,765
LG Household & Health Care Ltd.*	423	321,713
		671,478
SEMICONDUCTOR EQUIPMENT—0.7%
Viatron Technologies, Inc.	17,584	317,989
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.3%
Samsung Electronics Co., Ltd.	1,194	2,341,051
TRUCKING—0.5%
CJ Korea Express Corp.*	1,626	237,703
TOTAL SOUTH KOREA
(Cost $5,062,556)		6,156,498
SWITZERLAND—1.2%
IT CONSULTING & OTHER SERVICES—1.2%
Luxoft Holding, Inc.*	8,917	549,733
(Cost $376,170)
TAIWAN—10.4%
COMPUTER HARDWARE—1.0%
Quanta Computer, Inc.*	207,000	428,096
DIVERSIFIED BANKS—1.1%
Chinatrust Financial Holding Co., Ltd.*	795,000	495,596
ELECTRONIC COMPONENTS—1.7%
Chunghwa Precision Test Tech Co., Ltd.*	6,000	233,035
Delta Electronics, Inc.*	91,000	511,334
		744,369
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
Egis Technology, Inc.*	40,000	219,968
ENVIRONMENTAL & FACILITIES SERVICES—1.2%
Sunny Friend Environmental Technology Co., Ltd.	108,000	521,412
LIFE & HEALTH INSURANCE—1.1%
Cathay Financial Holding Co., Ltd.*	288,000	460,759
RESTAURANTS—0.9%
Gourmet Master Co., Ltd.	40,650	407,493
SEMICONDUCTORS—1.9%
Silergy Corp.*	27,000	487,402
Taiwan Semiconductor Manufacturing Co., Ltd.*	57,000	366,556
		853,958
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.0%
Primax Electronics Ltd.	273,000	454,240
TOTAL TAIWAN
(Cost $4,027,202)		4,585,891
THAILAND—1.6%
CONSTRUCTION & ENGINEERING—0.9%
Sino-Thai Engineering & Construction PCL*	586,477	411,773
OIL & GAS EXPLORATION & PRODUCTION—0.7%
PTT Exploration & Production PCL	111,585	313,100
TOTAL THAILAND
(Cost $599,130)		724,873

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TURKEY—1.1%
DIVERSIFIED BANKS—0.5%
Akbank TAS*	84,044	$224,962
PACKAGED FOODS & MEATS—0.6%
Ulker Biskuvi Sanayi AS*	48,800	277,212
TOTAL TURKEY
(Cost $463,836)		502,174
UNITED KINGDOM—1.3%
COPPER—0.4%
Antofagasta PLC.	16,440	178,377
HEALTH CARE FACILITIES—0.9%
NMC Health PLC.	15,980	411,973
TOTAL UNITED KINGDOM
(Cost $358,873)		590,350
TOTAL COMMON STOCKS
(Cost $35,391,650)		42,091,915
PREFERRED STOCKS—1.0%	SHARES	VALUE
BRAZIL—1.0%
INTEGRATED OIL & GAS—1.0%
Petroleo Brasileiro SA*	104,048	457,891
(Cost $467,821)
SPECIAL PURPOSE VEHICLE—0.1%	SHARES	VALUE
UNITED STATES—0.1%
CONSUMER FINANCE—0.1%
JS Kred SPV I, LLC.@	43,241	49,113
(Cost $43,241)
Total Investments
(Cost $35,902,712)(c)	96.6%	42,598,919
Other Assets in Excess of Liabilities	3.4%	1,504,696
NET ASSETS	100.0%	$44,103,615

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2017 (Unaudited) (Continued)

# American Depositary Receipts.
(a) Global Depositary Receipts.
(b) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 0.5% of the net assets of the Portfolio.
(c) At April 30, 2017, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $36,044,462, amounted to $6,554,457 which consisted of aggregate gross unrealized appreciation of
$7,474,233 and aggregate gross unrealized depreciation of $919,776.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

				% of net assets		% of net assets
		Acquisition		(Acquisition	Market	as of
Security		Date(s)	Cost	Date)	Value	4/30/2017
JS Kred SPV I, LLC.		06/26/15	$43,241	0.15%	$49,113	0.11%
	Total				$49,113	0.11%

See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2017 (Unaudited)

		Alger Responsible
	Alger Spectra Fund	Investing Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$5,408,480,424	$53,018,631
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	9,842,601	—
Cash and cash equivalents (a)	51,554,439	2,137,716
Receivable for investment securities sold	142,149,146	1,224,547
Receivable for shares of beneficial interest sold	12,456,332	702,162
Dividends and interest receivable	2,440,878	28,868
Receivable from Investment Manager	—	4,413
Prepaid expenses	474,326	80,978
Total Assets	5,627,398,146	57,197,315

LIABILITIES:
Securities sold short, at value ‡	127,898,878	—
Payable for investment securities purchased	135,140,151	1,460,580
Payable for shares of beneficial interest redeemed	9,266,499	52,268
Accrued investment advisory fees	3,375,063	31,333
Accrued transfer agent fees	1,350,843	29,814
Accrued distribution fees	1,097,711	13,789
Accrued administrative fees	118,450	1,214
Accrued shareholder administrative fees	55,524	639
Accrued other expenses	418,815	33,848
Total Liabilities	278,721,934	1,623,485
NET ASSETS	$5,348,676,212	$55,573,830

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	4,090,347,225	28,699,801
Undistributed net investment income (accumulated loss)	(10,531,263)	11,990
Undistributed net realized gain	158,963,639	5,755,501
Net unrealized appreciation on investments	1,109,896,611	21,106,538
NET ASSETS	$5,348,676,212	$55,573,830
* Identified cost	$4,282,641,069	$31,833,672
** Identified cost	$17,482,878	$78,421
‡ Proceeds received on short sales	$119,596,420	$—
(a) Includes restricted cash held as collateral for short sales	$46,843,073	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

		Alger Responsible
Alger Spectra Fund		Investing Fund

NET ASSETS BY CLASS:
Class A	$1,611,495,989	$31,887,832
Class C	$760,088,890	$6,088,871
Class I	$768,664,868	$12,383,120
Class Z	$2,208,426,465	$5,214,007

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	85,050,471	3,149,136
Class C	43,163,226	646,373
Class I	40,204,126	1,224,837
Class Z	114,306,649	513,773

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$18.95	$10.13
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$20.00	$10.69
Class C — Net Asset Value Per Share Class C	$17.61	$9.42
Class I — Net Asset Value Per Share Class I	$19.12	$10.11
Class Z — Net Asset Value Per Share Class Z	$19.32	$10.15
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

	Alger Mid Cap Focus	Alger Dynamic
	Fund	Opportunities Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$7,960,443	$68,772,303
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	—	507,989
Cash and cash equivalents (a)	971,391	31,712,529
Receivable for investment securities sold	66,852	1,500,544
Receivable for shares of beneficial interest sold	—	63,327
Dividends and interest receivable	5,586	23,332
Receivable from Investment Manager	11,191	—
Receivable for escrow***	—	93,825
Prepaid expenses	75,330	61,754
Total Assets	9,090,793	102,735,603

LIABILITIES:
Securities sold short, at value ‡	—	20,580,109
Payable for investment securities purchased	66,960	2,737,956
Payable for shares of beneficial interest redeemed	—	50,504
Accrued investment advisory fees	5,450	77,078
Accrued transfer agent fees	2,087	16,616
Accrued distribution fees	2,011	9,750
Accrued administrative fees	200	1,767
Accrued shareholder administrative fees	110	798
Dividends payable	—	16,617
Accrued other expenses	23,695	29,023
Total Liabilities	100,513	23,520,218
NET ASSETS	$8,990,280	$79,215,385

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	8,250,600	71,993,263
Undistributed net investment income (accumulated loss)	(11,220)	(1,769,842)
Undistributed net realized gain (accumulated realized loss)	(132,759)	3,789,267
Net unrealized appreciation on investments	883,659	5,202,697
NET ASSETS	$8,990,280	$79,215,385
* Identified cost	$7,076,784	$63,230,227
** Identified cost	$—	$254,020
*** Identified cost escrow receivable	$—	$23,146
‡ Proceeds received on short sales	$—	$19,916,083
(a) Includes restricted cash held as collateral for short sales	$—	$7,644,839
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

Alger Mid Cap Focus		Alger Dynamic
	Fund	Opportunities Fund

NET ASSETS BY CLASS:
Class A	$6,689,768	$23,382,114
Class C	$366,073	$6,088,992
Class I	$1,798,536	$—
Class Z	$135,903	$49,757,569

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	538,734	1,835,700
Class C	31,507	504,170
Class I	145,287	—
Class Z	10,966	3,834,765

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$12.42	$12.74
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$13.11	$13.44
Class C — Net Asset Value Per Share Class C	$11.62	$12.08
Class I — Net Asset Value Per Share Class I	$12.38	$—
Class Z — Net Asset Value Per Share Class Z	$12.39	$12.98
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

Alger Emerging
Markets Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$42,598,919
Cash and cash equivalents	1,136,101
Foreign cash †	242,639
Receivable for investment securities sold	130,099
Receivable for shares of beneficial interest sold	142,908
Dividends and interest receivable	24,500
Receivable from Investment Manager	12,962
Prepaid expenses	133,747
Total Assets	44,421,875

LIABILITIES:
Payable for investment securities purchased	185,413
Payable for shares of beneficial interest redeemed	12,738
Foreign capital gain tax payable	27,065
Accrued investment advisory fees	31,669
Accrued transfer agent fees	8,370
Accrued distribution fees	6,522
Accrued administrative fees	968
Accrued shareholder administrative fees	397
Accrued other expenses	45,118
Total Liabilities	318,260
NET ASSETS	$44,103,615

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	42,575,040
Undistributed net investment income (accumulated loss)	(165,780)
Undistributed net realized gain (accumulated realized loss)	(4,974,158)
Net unrealized appreciation on investments	6,668,513
NET ASSETS	$44,103,615
* Identified cost	$35,902,712
† Cost of foreign cash	$241,951
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2017 (Unaudited) (Continued)

Alger Emerging
Markets Fund

NET ASSETS BY CLASS:
Class A	$5,628,764
Class C	$3,029,279
Class I	$14,947,411
Class Y	$125,213
Class Y-2	$122,478
Class Z	$20,250,470

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	578,717
Class C	324,335
Class I	1,546,050
Class Y	12,887
Class Y-2	12,598
Class Z	2,072,452

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$9.73
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$10.27
Class C — Net Asset Value Per Share Class C	$9.34
Class I — Net Asset Value Per Share Class I	$9.67
Class Y — Net Asset Value Per Share Class Y	$9.72
Class Y-2 — Net Asset Value Per Share Class Y-2	$9.72
Class Z — Net Asset Value Per Share Class Z	$9.77
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2017 (Unaudited)

		Alger Responsible
	Alger Spectra Fund	Investing Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$30,590,310	$412,075
Interest	92,202	149
Total Income	30,682,512	412,224

EXPENSES:
Advisory fees — Note 3(a)	20,127,056	204,304
Distribution fees — Note 3(c)
Class A	1,977,899	38,685
Class C	3,820,977	28,356
Class I	1,043,721	22,906
Shareholder administrative fees — Note 3(f)	332,505	4,067
Administration fees — Note 3(b)	704,670	7,913
Dividends on securities sold short	738,550	—
Custodian fees	147,475	17,982
Interest expenses	8,486	152
Borrowing fees on short sales	637,864	—
Transfer agent fees and expenses — Note 3(f)	1,614,685	29,044
Printing fees	326,650	14,104
Professional fees	153,095	18,604
Registration fees	88,069	31,120
Trustee fees — Note 3(g)	110,960	1,274
Fund accounting fees	323,366	5,917
Miscellaneous	249,163	4,106
Total Expenses	32,405,191	428,534
Less, expense reimbursements/waivers — Note 3(a)	—	(22,173)
Net Expenses	32,405,191	406,361
NET INVESTMENT INCOME (LOSS)	(1,722,679)	5,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	245,627,253	5,815,388
Net realized gain on foreign currency transactions	75	2
Net realized (loss) on short sales	(7,489,102)	—
Net change in unrealized appreciation on investments and
foreign currency	471,058,964	2,312,380
Net change in unrealized (depreciation) on short sales	(13,650,699)	—
Net realized and unrealized gain on investments and foreign
currency	695,546,491	8,127,770
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$693,823,812	$8,133,633
* Foreign withholding taxes	$(90,088)	$733
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2017 (Unaudited) (Continued)

	Alger Mid Cap Focus	Alger Dynamic
	Fund	Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$42,022	$282,719
Interest	1,265	37,090
Total Income	43,287	319,809

EXPENSES:
Advisory fees — Note 3(a)	32,169	469,832
Distribution fees — Note 3(c)
Class A	8,006	32,331
Class C	1,835	31,996
Class I	2,116	—
Shareholder administrative fees — Note 3(f)	650	4,964
Administration fees — Note 3(b)	1,181	10,767
Dividends on securities sold short	—	119,762
Custodian fees	12,489	28,598
Interest expenses	—	2,850
Borrowing fees on short sales	—	86,807
Transfer agent fees and expenses — Note 3(f)	7,060	20,442
Printing fees	497	6,706
Professional fees	16,197	21,209
Registration fees	31,117	33,198
Trustee fees — Note 3(g)	170	1,666
Fund accounting fees	2,844	6,473
Miscellaneous	834	9,110
Total Expenses	117,165	886,711
Less, expense reimbursements/waivers — Note 3(a)	(64,435)	—
Net Expenses	52,730	886,711
NET INVESTMENT LOSS	(9,443)	(566,902)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, ESCROW RECEIVABLE AND
FOREIGN CURRENCY:
Net realized gain on investments and purchased options	4,645	7,872,629
Net realized (loss) on foreign currency transactions	—	(6)
Net realized (loss) on short sales	—	(1,540,377)
Net change in unrealized appreciation on investments,
options, escrow receivable and foreign currency	913,597	2,174,595
Net change in unrealized (depreciation) on short sales	—	(341,420)
Net realized and unrealized gain on investments, options,
escrow receivable and foreign currency	918,242	8,165,421
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$908,799	$7,598,519
* Foreign withholding taxes	$33	$849
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2017 (Unaudited) (Continued)

Alger Emerging
Markets Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$196,567
Interest	1,263
Total Income	197,830

EXPENSES:
Advisory fees — Note 3(a)	175,464
Distribution fees — Note 3(c)
Class A	6,819
Class C	13,261
Class I	16,704
Shareholder administrative fees — Note 3(f)	2,212
Administration fees — Note 3(b)	5,361
Custodian fees	81,204
Transfer agent fees and expenses — Note 3(f)	15,221
Printing fees	5,477
Professional fees	19,531
Registration fees	28,145
Trustee fees — Note 3(g)	826
Fund accounting fees	6,599
Miscellaneous	15,295
Total Expenses	392,119
Less, expense reimbursements/waivers — Note 3(a)	(103,821)
Net Expenses	288,298
NET INVESTMENT LOSS	(90,468)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments	191,763
Net realized gain on foreign currency transactions	5,878
Net change in unrealized appreciation on investments and foreign currency	2,560,535
Net realized and unrealized gain on investments and foreign currency	2,758,176
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,667,708
* Foreign withholding taxes	$34,517
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(1,722,679)	$(4,798,291)
Net realized gain on investments and foreign currency	238,138,227	116,193,776
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	457,408,265	(137,655,769)
Net increase (decrease) in net assets resulting from operations	693,823,813	(26,260,284)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(32,000,028)	(153,383,448)
Class C	(16,722,585)	(78,165,865)
Class I	(16,533,672)	(103,827,372)
Class Z	(37,254,789)	(125,330,338)
Total dividends and distributions to shareholders	(102,511,074)	(460,707,023)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(205,467,207)	(438,733,857)
Class C	(138,402,024)	4,132,841
Class I	(547,710,785)	80,647,352
Class Z	472,583,737	429,073,682
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(418,996,279)	75,120,018
Total increase (decrease)	172,316,460	(411,847,289)

Net Assets:
Beginning of period	5,176,359,752	5,588,207,041
END OF PERIOD	$5,348,676,212	$5,176,359,752
Undistributed net investment income (accumulated loss)	$(10,531,263)	$(8,808,584)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Responsible Investing Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment income	$5,863	$68,907
Net realized gain on investments and foreign currency	5,815,387	2,527,326
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	2,312,380	(3,803,799)
Net increase (decrease) in net assets resulting from operations	8,133,630	(1,207,566)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,219,015)	(447,261)
Class C	(226,589)	(84,420)
Class I	(1,101,010)	(591,290)
Class Z	(33,577)	—
Total dividends and distributions to shareholders	(2,580,191)	(1,122,971)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,631,507)	(2,191,339)
Class C	(57,211)	(178,579)
Class I	(17,495,546)	(12,959,514)
Class Z	4,742,313	100,000
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(15,441,951)	(15,229,432)
Total decrease	(9,888,512)	(17,559,969)

Net Assets:
Beginning of period	65,462,342	83,022,311
END OF PERIOD	$55,573,830	$65,462,342
Undistributed net investment income	$11,990	$6,127
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(9,443)	$(7,001)
Net realized gain (loss) on investments and foreign currency	4,645	(135,698)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	913,597	(687,568)
Net increase (decrease) in net assets resulting from operations	908,799	(830,267)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	—	(338,004)
Class C	—	(17,866)
Class I	—	(96,019)
Total dividends and distributions to shareholders	—	(451,889)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(70,269)	341,524
Class C	(24,068)	67,925
Class I	43,439	(131,699)
Class Z	25,000	100,000
Net increase (decrease) from shares of beneficial interest
transactions — Note 6(a)	(25,898)	377,750
Total increase (decrease)	882,901	(904,406)

Net Assets:
Beginning of period	8,107,379	9,011,785
END OF PERIOD	$8,990,280	$8,107,379
Undistributed net investment income (accumulated loss)	$(11,220)	$(1,777)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(566,902)	$(1,363,111)
Net realized gain (loss) on investments, options and foreign
currency	6,332,246	(1,562,348)
Net change in unrealized appreciation (depreciation) on
investments, options, escrow receivable and foreign currency	1,833,175	(1,955,384)
Net increase (decrease) in net assets resulting from operations	7,598,519	(4,880,843)

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(81,035)	(1,142,833)
Class C	(21,771)	(294,452)
Class Z	(145,260)	(1,894,964)
Total dividends and distributions to shareholders	(248,066)	(3,332,249)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(9,133,581)	(34,404,312)
Class C	(1,602,471)	(2,230,730)
Class Z	503,017	2,311,254
Net decrease from shares of beneficial interest transactions
— Note 6(a)	(10,233,035)	(34,323,788)
Total decrease	(2,882,582)	(42,536,880)

Net Assets:
Beginning of period	82,097,967	124,634,847
END OF PERIOD	$79,215,385	$82,097,967
Undistributed net investment income (accumulated loss)	$(1,769,842)	$(1,202,940)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2017	October 31, 2016

Net investment loss	$(90,469)	$(2,849)
Net realized gain (loss) on investments and foreign currency	197,641	(1,263,751)
Net change in unrealized appreciation on investments and
foreign currency	2,560,535	3,303,433
Net increase in net assets resulting from operations	2,667,707	2,036,833

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(4,867)
Class I	—	(4,133)
Class Z	—	(15,394)
Total dividends and distributions to shareholders	—	(24,394)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(662,915)	(2,594,517)
Class C	14,592	129,621
Class I	49,673	1,467,128
Class Y	2,700	100,000
Class Y-2	—	100,000
Class Z	1,450,030	12,407,873
Net increase from shares of beneficial interest transactions —
Note 6(a)	854,080	11,610,105
Total increase	3,521,787	13,622,544

Net Assets:
Beginning of period	40,581,828	26,959,284
END OF PERIOD	$44,103,615	$40,581,828
Undistributed net investment income (accumulated loss)	$(79,157)	$(75,312)
See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund				Class A
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$16.91	$18.45		$19.13	$17.37	$13.82	$12.35
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.01)		(0.04)	(0.06)	0.05	0.02
Net realized and unrealized gain (loss)
on investments	2.39	(0.03)		1.74	2.82	3.91	1.66
Total from investment operations	2.38	(0.04)		1.70	2.76	3.96	1.68
Dividends from net investment income	–	–		–	–	(0.09)	–
Distributions from net realized gains	(0.34)	(1.50)		(2.38)	(1.00)	(0.32)	(0.21)
Net asset value, end of period	$18.95	$16.91		$18.45	$19.13	$17.37	$13.82
Total return(iii)	14.35%	(0.36)%		9.66%	16.56%	29.29%	14.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,611,496	$1,635,495		$2,243,901	$1,846,479	$1,866,317	$1,158,220
Ratio of gross expenses to average
net assets	1.27%(iv)	1.31	%(v)	1.34%(vi)	1.52%(vii)	1.52%(viii)	1.49	%(ix)
Ratio of expense reimbursements to
average net assets	–	–		–	–	–	–
Ratio of net expenses to average net
assets	1.27%	1.31%		1.34%	1.52%	1.52%	1.49%
Ratio of net investment income (loss) to
average net assets	(0.07)%	(0.05)%		(0.24)%	(0.35)%	0.35%	0.16%
Portfolio turnover rate	45.27%	108.51%		143.64%	149.01%	113.69%	139.90%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.05% related to dividend expense on short positions and interest expense for the period ended 4/30/17
(v) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(vi) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund				Class C
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$15.80	$17.46		$18.35	$16.81	$13.43	$12.09
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.07)	(0.13)		(0.18)	(0.19)	(0.07)	(0.07)
Net realized and unrealized gain (loss)
on investments	2.22	(0.03)		1.67	2.73	3.79	1.62
Total from investment operations	2.15	(0.16)		1.49	2.54	3.72	1.55
Dividends from net investment income	–	–		–	–	(0.02)	–
Distributions from net realized gains	(0.34)	(1.50)		(2.38)	(1.00)	(0.32)	(0.21)
Net asset value, end of period	$17.61	$15.80		$17.46	$18.35	$16.81	$13.43
Total return(iii)	13.89%	(1.12)%		8.84%	15.69%	28.38%	13.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$760,089	$815,694		$899,108	$650,438	$458,750	$242,972
Ratio of gross expenses to average
net assets	2.03%(iv)	2.07	%(v)	2.11%(vi)	2.27%(vii)	2.28%(viii)	2.24	%(ix)
Ratio of expense reimbursements to
average net assets	–	–		–	–	–	–
Ratio of net expenses to average net
assets	2.03%	2.07%		2.11%	2.27%	2.28%	2.24%
Ratio of net investment income (loss) to
average net assets	(0.83)%	(0.82)%		(1.01)%	(1.12)%	(0.46)%	(0.57)%
Portfolio turnover rate	45.27%	108.51%		143.64%	149.01%	113.69%	139.90%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.05% related to dividend expense on short positions and interest expense for the period ended 4/30/17
(v) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(vi) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund				Class I
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$17.06	$18.60		$19.27	$17.48	$13.92	$12.42
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	(0.01)		(0.05)	(0.06)	0.06	0.03
Net realized and unrealized gain (loss)
on investments	2.40	(0.03)		1.76	2.85	3.91	1.68
Total from investment operations	2.40	(0.04)		1.71	2.79	3.97	1.71
Dividends from net investment income	–	–		–	–	(0.09)	–
Distributions from net realized gains	(0.34)	(1.50)		(2.38)	(1.00)	(0.32)	(0.21)
Net asset value, end of period	$19.12	$17.06		$18.60	$19.27	$17.48	$13.92
Total return(iii)	14.34%	(0.35)%		9.65%	16.63%	29.30%	14.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$768,665	$1,222,783		$1,251,395	$1,030,304	$736,036	$431,557
Ratio of gross expenses to average
net assets	1.29%(iv)	1.29	%(v)	1.35%(vi)	1.50%(vii)	1.50%(viii)	1.43	%(ix)
Ratio of expense reimbursements to
average net assets	–	–		–	–	–	–
Ratio of net expenses to average net
assets	1.29%	1.29%		1.35%	1.50%	1.50%	1.43%
Ratio of net investment income (loss) to
average net assets	(0.03)%	(0.05)%		(0.25)%	(0.35)%	0.36%	0.25%
Portfolio turnover rate	45.27%	108.51%		143.64%	149.01%	113.69%	139.90%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.06% related to dividend expense on short positions and interest expense for the period ended 4/30/17
(v) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(vi) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund				Class Z
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$17.21	$18.70		$19.30	$17.46	$13.90	$12.38
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	0.02	0.04		0.01	(0.02)	0.10	0.08
Net realized and unrealized gain (loss)
on investments	2.43	(0.03)		1.77	2.86	3.91	1.65
Total from investment operations	2.45	0.01		1.78	2.84	4.01	1.73
Dividends from net investment income	–	–		–	–	(0.13)	–
Distributions from net realized gains	(0.34)	(1.50)		(2.38)	(1.00)	(0.32)	(0.21)
Net asset value, end of period	$19.32	$17.21		$18.70	$19.30	$17.46	$13.90
Total return(iii)	14.51%	(0.06)%		9.98%	17.01%	29.68%	14.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,208,426	$1,502,388		$1,193,803	$928,600	$367,709	$215,244
Ratio of gross expenses to average
net assets	0.94%(iv)	0.99	%(v)	1.04%(vi)	1.23%(vii)	1.20%(viii)	1.20	%(ix)
Ratio of expense reimbursements to
average net assets	–	–		–	–	–	–
Ratio of net expenses to average net
assets	0.94%	0.99%		1.04%	1.23%	1.20%	1.20%
Ratio of net investment income (loss) to
average net assets	0.22%	0.26%		0.06%	(0.11)%	0.65%	0.60%
Portfolio turnover rate	45.27%	108.51%		143.64%	149.01%	113.69%	139.90%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.05% related to dividend expense on short positions and interest expense for the period ended 4/30/17
(v) Includes 0.10% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(vi) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$9.14	$9.36	$9.14	$8.78	$6.68	$6.01
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	0.01	(0.01)	–	0.01	0.01
Net realized and unrealized gain (loss)
on investments	1.36	(0.10)	0.49	0.69	2.10	0.66
Total from investment operations	1.36	(0.09)	0.48	0.69	2.11	0.67
Dividends from net investment income	–	–	–	–	(0.01)	–
Distributions from net realized gains	(0.37)	(0.13)	(0.26)	(0.33)	–	–
Net asset value, end of period	$10.13	$9.14	$9.36	$9.14	$8.78	$6.68
Total return(iii)	15.29%	(1.03)%	5.30%	7.99%	31.63%	11.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$31,888	$31,321	$34,213	$31,662	$30,586	$26,243
Ratio of gross expenses to average
net assets	1.41%	1.31%	1.29%	1.33%	1.41%	1.49%
Ratio of expense reimbursements to
average net assets	(0.06)%	–	–	–	(0.06)%	(0.17)%
Ratio of net expenses to average net
assets	1.35%	1.31%	1.29%	1.33%	1.35%	1.32%
Ratio of net investment income (loss) to
average net assets	0.05%	0.14%	(0.07)%	(0.05)%	0.18%	0.12%
Portfolio turnover rate	19.44%	19.84%	16.85%	24.22%	43.35%	21.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.56	$8.84	$8.71	$8.45	$6.47	$5.88
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.05)	(0.07)	(0.07)	(0.05)	(0.05)
Net realized and unrealized gain (loss)
on investments	1.26	(0.10)	0.46	0.66	2.03	0.64
Total from investment operations	1.23	(0.15)	0.39	0.59	1.98	0.59
Distributions from net realized gains	(0.37)	(0.13)	(0.26)	(0.33)	–	–
Net asset value, end of period	$9.42	$8.56	$8.84	$8.71	$8.45	$6.47
Total return(iii)	14.79%	(1.77)%	4.51%	7.09%	30.45%	10.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,089	$5,581	$5,949	$5,261	$4,096	$2,484
Ratio of gross expenses to average
net assets	2.18%	2.09%	2.07%	2.09%	2.16%	2.31%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	(0.10)%
Ratio of net expenses to average net
assets	2.18%	2.09%	2.07%	2.09%	2.16%	2.21%
Ratio of net investment income (loss) to
average net assets	(0.79)%	(0.63)%	(0.85)%	(0.81)%	(0.69)%	(0.77)%
Portfolio turnover rate	19.44%	19.84%	16.85%	24.22%	43.35%	21.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$9.13	$9.35	$9.12	$8.77	$6.67	$6.01
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	0.01	0.01	(0.01)	–	0.01	0.01
Net realized and unrealized gain (loss)
on investments	1.34	(0.10)	0.50	0.68	2.10	0.65
Total from investment operations	1.35	(0.09)	0.49	0.68	2.11	0.66
Dividends from net investment income	–	–	–	–(iii)	(0.01)	–
Distributions from net realized gains	(0.37)	(0.13)	(0.26)	(0.33)	–	–
Net asset value, end of period	$10.11	$9.13	$9.35	$9.12	$8.77	$6.67
Total return(iv)	15.20%	(1.03)%	5.42%	7.91%	31.68%	11.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$12,383	$28,461	$42,860	$41,888	$35,108	$19,717
Ratio of gross expenses to average
net assets	1.40%	1.28%	1.27%	1.30%	1.35%	1.52%
Ratio of expense reimbursements to
average net assets	(0.05)%	–	–	–	–	(0.20)%
Ratio of net expenses to average net
assets	1.35%	1.28%	1.27%	1.30%	1.35%	1.32%
Ratio of net investment income (loss) to
average net assets	0.19%	0.16%	(0.05)%	(0.03)%	0.14%	0.10%
Portfolio turnover rate	19.44%	19.84%	16.85%	24.22%	43.35%	21.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class Z

	Six months	From 10/14/2016
	ended	(commencement of operations) to
	4/30/2017 (i)	10/31/2016 (ii)
Net asset value, beginning of period	$9.14	$9.20
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.01	0.01
Net realized and unrealized gain (loss)
on investments	1.37	(0.07)
Total from investment operations	1.38	(0.06)
Distributions from net realized gains	(0.37)	–
Return of capital	–	–
Net asset value, end of period	$10.15	$9.14
Total return(iv)	15.52%	(0.65)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,214	$99
Ratio of gross expenses to average
net assets	1.49%	33.46%
Ratio of expense reimbursements to
average net assets	(0.59)%	(32.56)%
Ratio of net expenses to average net
assets	0.90%	0.90%
Ratio of net investment income (loss) to
average net assets	0.27%	2.38%
Portfolio turnover rate	19.44%	19.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund			Class A
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2017	(i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.17	$12.97	$13.74	$13.86	$10.83	$9.85
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.01)	(0.01)	(0.09)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain (loss)
on investments	1.26	(1.14)	0.34	1.33	3.66	1.01
Total from investment operations	1.25	(1.15)	0.25	1.27	3.65	0.98
Dividends from net investment income	–	–	(0.06)	–	–	–
Distributions from net realized gains	–	(0.65)	(0.96)	(1.39)	(0.62)	–
Net asset value, end of period	$12.42	$11.17	$12.97	$13.74	$13.86	$10.83
Total return(iii)	11.19%	(9.26)%	1.75%	9.83%	35.40%	10.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,690	$6,080	$6,707	$6,459	$4,766	$2,524
Ratio of gross expenses to average
net assets	2.57%	2.56%	2.48%	2.75%	4.07%	4.85%
Ratio of expense reimbursements to
average net assets	(1.37)%	(1.27)%	(1.05)%	(1.45)%	(2.77)%	(3.58)%
Ratio of net expenses to average net
assets	1.20%	1.29%	1.43%	1.30%	1.30%	1.27%
Ratio of net investment income (loss) to
average net assets	(0.19)%	(0.06)%	(0.66)%	(0.43)%	(0.07)%	(0.30)%
Portfolio turnover rate	52.65%	111.74%	106.86%	170.12%	158.26%	158.39%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund			Class C
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2017	(i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$10.49	$12.29	$13.09	$13.35	$10.51	$9.62
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.05)	(0.07)	(0.15)	(0.14)	(0.09)	(0.10)
Net realized and unrealized gain (loss)
on investments	1.18	(1.08)	0.31	1.27	3.55	0.99
Total from investment operations	1.13	(1.15)	0.16	1.13	3.46	0.89
Dividends from net investment income	–	–	–	–	–	–
Distributions from net realized gains	–	(0.65)	(0.96)	(1.39)	(0.62)	–
Net asset value, end of period	$11.62	$10.49	$12.29	$13.09	$13.35	$10.51
Total return(iii)	10.77%	(9.80)%	1.14%	9.09%	34.63%	9.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$366	$352	$337	$368	$282	$184
Ratio of gross expenses to average
net assets	3.63%	3.55%	3.41%	3.53%	5.49%	6.00%
Ratio of expense reimbursements to
average net assets	(1.68)%	(1.60)%	(1.46)%	(1.58)%	(3.54)%	(4.05)%
Ratio of net expenses to average net
assets	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to
average net assets	(0.95)%	(0.67)%	(1.18)%	(1.08)%	(0.73)%	(0.99)%
Portfolio turnover rate	52.65%	111.74%	106.86%	170.12%	158.26%	158.39%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund			Class I
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2017	(i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.13	$12.93	$13.73	$13.85	$10.82	$9.84
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.01)	(0.01)	(0.09)	(0.06)	(0.01)	(0.03)
Net realized and unrealized gain (loss)
on investments	1.26	(1.14)	0.33	1.33	3.66	1.01
Total from investment operations	1.25	(1.15)	0.24	1.27	3.65	0.98
Dividends from net investment income	–	–	(0.08)	–	–	–
Distributions from net realized gains	–	(0.65)	(0.96)	(1.39)	(0.62)	–
Return of capital	–	–	–	–	–	–
Net asset value, end of period	$12.38	$11.13	$12.93	$13.73	$13.85	$10.82
Total return(iii)	11.23%	(9.29)%	1.72%	9.84%	35.44%	10.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,798	$1,576	$1,968	$1,975	$1,815	$1,180
Ratio of gross expenses to average
net assets	2.61%	2.59%	2.50%	2.79%	4.07%	5.95%
Ratio of expense reimbursements to
average net assets	(1.41)%	(1.29)%	(1.07)%	(1.49)%	(2.77)%	(4.68)%
Ratio of net expenses to average net
assets	1.20%	1.30%	1.43%	1.30%	1.30%	1.27%
Ratio of net investment income (loss) to
average net assets	(0.19)%	(0.07)%	(0.66)%	(0.41)%	(0.08)%	(0.33)%
Portfolio turnover rate	52.65%	111.74%	106.86%	170.12%	158.26%	158.39%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Z

	Six months	From 10/14/2016
	ended	(commencement of operations) to
	4/30/2017 (i)	10/31/2016 (ii)
Net asset value, beginning of period	$11.13	$11.25
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	–	0.04
Net realized and unrealized gain (loss)
on investments	1.26	(0.16)
Total from investment operations	1.26	(0.12)
Net asset value, end of period	$12.39	$11.13
Total return(iv)	11.32%	(1.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$136	$99
Ratio of gross expenses to average
net assets	10.45%	34.74%
Ratio of expense reimbursements to
average net assets	(9.46)%	(33.75)%
Ratio of net expenses to average net
assets	0.99%	0.99%
Ratio of net investment income (loss) to
average net assets	0.03%	8.35%
Portfolio turnover rate	52.65%	111.74%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund				Class A
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.63	$12.48		$12.86	$12.90	$11.12	$10.64
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.09)	(0.17)		(0.19)	(0.20)	(0.16)	(0.14)
Net realized and unrealized gain (loss)
on investments	1.24	(0.34)		0.55	0.96	1.94	0.77
Total from investment operations	1.15	(0.51)		0.36	0.76	1.78	0.63
Distributions from net realized gains	(0.04)	(0.34)		(0.74)	(0.80)	–	(0.15)
Net asset value, end of period	$12.74	$11.63		$12.48	$12.86	$12.90	$11.12
Total return(iii)	9.89%	(4.22)%		2.86%	6.15%	16.01%	6.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$23,382	$30,031		$67,533	$48,464	$36,712	$21,741
Ratio of gross expenses to average
net assets	2.37%(iv)	2.38	%(v)	2.20%(vi)	2.46%(vii)	2.61%(viii)	2.98	%(ix)
Ratio of expense reimbursements to
average net assets	–	–		–	–	(0.03)%	(0.36)%
Ratio of net expenses to average net
assets	2.37%	2.38%		2.20%	2.46%	2.58%	2.62%
Ratio of net investment income (loss) to
average net assets	(1.54)%	(1.43)%		(1.51)%	(1.57)%	(1.37)%	(1.26)%
Portfolio turnover rate	146.67%	146.73%		178.19%	205.45%	201.50%	257.74%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.53% related to dividend expense on short positions and interest expense for the period ended 4/30/17
(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(vi) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund				Class C
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.07	$11.98		$12.47	$12.62	$10.95	$10.57
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.14)	(0.25)		(0.28)	(0.29)	(0.25)	(0.22)
Net realized and unrealized gain (loss)
on investments	1.19	(0.32)		0.53	0.94	1.92	0.75
Total from investment operations	1.05	(0.57)		0.25	0.65	1.67	0.53
Distributions from net realized gains	(0.04)	(0.34)		(0.74)	(0.80)	–	(0.15)
Net asset value, end of period	$12.08	$11.07		$11.98	$12.47	$12.62	$10.95
Total return(iii)	9.49%	(5.00)%		2.11%	5.38%	15.15%	5.25%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,089	$7,120		$10,136	$5,808	$1,407	$622
Ratio of gross expenses to average
net assets	3.19%(iv)	3.14	%(v)	2.98%(vi)	3.23%(vii)	3.36%(viii)	4.00	%(ix)
Ratio of expense reimbursements to
average net assets	–	–		–	–	(0.03)%	(0.62)%
Ratio of net expenses to average net
assets	3.19%	3.14%		2.98%	3.23%	3.33%	3.38%
Ratio of net investment income (loss) to
average net assets	(2.36)%	(2.19)%		(2.28)%	(2.36)%	(2.13)%	(2.05)%
Portfolio turnover rate	146.67%	146.73%		178.19%	205.45%	201.50%	257.74%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.53% related to dividend expense on short positions and interest expense for the period ended 4/30/17
(v) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(vi) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund				Class Z
	Six months
	ended	Year ended		Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016		10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$11.83	$12.64		$12.99	$12.98	$11.16	$10.66
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.14)		(0.16)	(0.16)	(0.13)	(0.10)
Net realized and unrealized gain (loss)
on investments	1.27	(0.33)		0.55	0.97	1.95	0.75
Total from investment operations	1.19	(0.47)		0.39	0.81	1.82	0.65
Distributions from net realized gains	(0.04)	(0.34)		(0.74)	(0.80)	–	(0.15)
Net asset value, end of period	$12.98	$11.83		$12.64	$12.99	$12.98	$11.16
Total return(iii)	10.07%	(3.92)%		3.16%	6.52%	16.29%	6.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$49,758	$44,947		$46,966	$29,828	$20,504	$17,158
Ratio of gross expenses to average
net assets	2.08%(iv)	2.07	%(v)	1.93%(vi)	2.18%(vii)	2.34%(viii)	2.73	%(ix)
Ratio of expense reimbursements to
average net assets	–	–		–	–	–	(0.35)%
Ratio of net expenses to average net
assets	2.08%	2.07%		1.93%	2.18%	2.34%	2.38%
Ratio of net investment income (loss) to
average net assets	(1.27)%	(1.13)%		(1.23)%	(1.29)%	(1.08)%	(0.90)%
Portfolio turnover rate	146.67%	146.73%		178.19%	205.45%	201.50%	257.74%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.53% related to dividend expense on short positions and interest expense for the period ended 4/30/17
(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/16
(vi) Includes 0.44% related to dividend expense on short positions and interest expense for the period ended 10/31/15
(vii) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(viii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(ix) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class A
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2017	(i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$9.09	$8.55	$9.44	$9.57	$8.52	$8.32
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.01)	(0.03)	(0.01)	0.02	0.03
Net realized and unrealized gain (loss)
on investments	0.66	0.56	(0.86)	(0.12)	1.19	0.17
Total from investment operations	0.64	0.55	(0.89)	(0.13)	1.21	0.20
Dividends from net investment income	–	(0.01)	–	–	(0.16)	–
Net asset value, end of period	$9.73	$9.09	$8.55	$9.44	$9.57	$8.52
Total return(iii)	7.04%	6.41%	(9.43)%	(1.36)%	14.31%	2.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,629	$5,931	$8,270	$6,931	$5,260	$1,176
Ratio of gross expenses to average
net assets	2.12%	2.43%	2.71%	2.99%	3.49%	4.43%
Ratio of expense reimbursements to
average net assets	(0.57)%	(0.83)%	(1.01)%	(1.29)%	(1.79)%	(2.73)%
Ratio of net expenses to average net
assets	1.55%	1.60%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.55)%	(0.10)%	(0.31)%	(0.13)%	0.19%	0.31%
Portfolio turnover rate	43.79%	65.84%	84.93%	98.25%	103.59%	150.09%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class C
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2017	(i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$8.76	$8.30	$9.23	$9.42	$8.37	$8.23
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.06)	(0.09)	(0.08)	(0.06)	(0.05)
Net realized and unrealized gain (loss)
on investments	0.64	0.52	(0.84)	(0.11)	1.17	0.19
Total from investment operations	0.58	0.46	(0.93)	(0.19)	1.11	0.14
Dividends from net investment income	–	–	–	–	(0.06)	–
Net asset value, end of period	$9.34	$8.76	$8.30	$9.23	$9.42	$8.37
Total return(iii)	6.62%	5.54%	(10.08)%	(2.02)%	13.34%	1.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,029	$2,849	$2,581	$2,151	$484	$151
Ratio of gross expenses to average
net assets	2.91%	3.21%	3.51%	3.79%	4.75%	5.61%
Ratio of expense reimbursements to
average net assets	(0.61)%	(0.86)%	(1.06)%	(1.34)%	(2.30)%	(3.16)%
Ratio of net expenses to average net
assets	2.30%	2.35%	2.45%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to
average net assets	(1.30)%	(0.80)%	(1.01)%	(0.84)%	(0.73)%	(0.57)%
Portfolio turnover rate	43.79%	65.84%	84.93%	98.25%	103.59%	150.09%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2017 (i)	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012
Net asset value, beginning of period	$9.04	$8.50	$9.38	$9.51	$8.48	$8.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.01)	(0.03)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)
on investments	0.65	0.55	(0.85)	(0.11)	1.19	0.19
Total from investment operations	0.63	0.54	(0.88)	(0.13)	1.20	0.20
Dividends from net investment income	–	–(iii)	–	–	(0.17)	–
Net asset value, end of period	$9.67	$9.04	$8.50	$9.38	$9.51	$8.48
Total return(iv)	6.97%	6.39%	(9.38)%	(1.37)%	14.26%	2.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$14,947	$14,006	$11,814	$11,451	$10,218	$8,712
Ratio of gross expenses to average
net assets	2.02%	2.32%	2.64%	2.92%	3.45%	4.28%
Ratio of expense reimbursements to
average net assets	(0.47)%	(0.72)%	(0.94)%	(1.22)%	(1.75)%	(2.58)%
Ratio of net expenses to average net
assets	1.55%	1.60%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.55)%	)% (0.06)%	(0.35)%	(0.16)%	0.06%	0.15%
Portfolio turnover rate	43.79%	65.84%	84.93%	98.25%	103.59%	150.09%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund		Class Z

				From 2/28/2014
	Six months ended 4/30/2017 (i)	Year ended 10/31/2016	Year ended 10/31/2015	(commencement of operations) to 10/31/2014 (ii)
Net asset value, beginning of period	$9.12	$8.56	$9.41	$9.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.02	0.01	0.02
Net realized and unrealized gain (loss)
on investments	0.66	0.56	(0.86)	0.15
Total from investment operations	0.65	0.58	(0.85)	0.17
Dividends from net investment income	–	(0.02)	–	–
Net asset value, end of period	$9.77	$9.12	$8.56	$9.41
Total return(iv)	7.13%	6.78%	(9.03)%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$20,251	$17,568	$4,294	$3,667
Ratio of gross expenses to average
net assets	1.79%	2.09%	2.55%	3.35%
Ratio of expense reimbursements to
average net assets	(0.54)%	(0.82)%	(1.30)%	(2.10)%
Ratio of net expenses to average net
assets	1.25%	1.27%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.25)%	0.29%	0.20%	0.29%
Portfolio turnover rate	43.79%	65.84%	84.93%	98.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class Y

	Six months	From 5/9/2016
	ended	(commencement of operations) to
	4/30/2017 (i)	10/31/2016 (ii)
Net asset value, beginning of period	$9.06	$7.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	–	0.03
Net realized and unrealized gain on
investments	0.66	1.09
Total from investment operations	0.66	1.12
Net asset value, end of period	$9.72	$9.06
Total return(iv)	7.28%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$125	$114
Ratio of gross expenses to average
net assets	2.72%	4.86%
Ratio of expense reimbursements to
average net assets	(1.67)%	(3.81)%
Ratio of net expenses to average net
assets	1.05%	1.05%
Ratio of net investment income (loss) to
average net assets	(0.04)%	0.73%
Portfolio turnover rate	43.79%	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class Y-2

	Six months	From 5/9/2016
	ended	(commencement of operations) to
	4/30/2017 (i)	10/31/2016 (ii)
Net asset value, beginning of period	$9.06	$7.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	–	0.03
Net realized and unrealized gain on
investments	0.66	1.09
Total from investment operations	0.66	1.12
Net asset value, end of period	$9.72	$9.06
Total return(iv)	7.28%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$123	$114
Ratio of gross expenses to average
net assets	2.73%	4.88%
Ratio of expense reimbursements to
average net assets	(1.74)%	(3.87)%
Ratio of net expenses to average net
assets	0.99%	1.01%
Ratio of net investment income (loss) to
average net assets	0.01%	0.79%
Portfolio turnover rate	43.79%	65.84%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Trust qualifies as an investment company as defined in Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Responsible Investing Fund
(formerly Alger Green Fund), Alger Mid Cap Focus Fund, Alger Dynamic Opportunities
Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a
“Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares,
Class I shares, Class Y shares, Class Y-2 shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares, Class Y shares, Class Y-2 shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expense other than a Class Expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets) to a share class.

Alger Green Fund changed its name to Alger Responsible Investing Fund effective
December 30, 2016.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

The industry classifications of the Funds’ investments, as presented in the accompanying
Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the
Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Global Industry Classification Standard (GICS).

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the
Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2017.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for Alger Spectra Fund, Alger Responsible Investing Fund,
Alger Mid Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger Emerging
Markets Fund remains open for the tax years 2013-2016. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2017, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra
Fund(a)	0.900%	0.750%	0.650%	0.550%	0.450%	0.785%
Alger Responsible
Investing Fund(b)	0.710	0.650	—	—	—	0.710
Alger Mid Cap
Focus Fund(b)	0.750	0.700	—	—	—	0.750
Alger Dynamic
Opportunities
Fund(b)	1.200	1.000	—	—	—	1.200
Alger Emerging
Markets Fund(c)	1.100	—	—	—	—	1.100

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$4 billion, Tier 3 rate is paid on assets between $4 and $6 billion, Tier 4 rate is paid on assets between $6 and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through
February 28, 2018, for Alger Responsible Investing Fund Class A, I and Z shares, Alger Mid
Cap Focus Fund Class A, C, I and Z shares, Alger Dynamic Fund Class A, C and Z shares and Alger Emerging Markets Class A, C, I, Y, Y-2 and Z shares whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
				CLASS			THE YEAR ENDED
							OCTOBER 31,
	A	C	I	Y	Y-2	Z	2017
Alger Responsible Investing Fund	1.35%	–	1.35%	–	–	0.90%	$22,173
Alger Mid Cap Focus Fund	1.20	1.95%	1.20	–	–	0.99	64,434
Alger Dynamic Opportunities Fund	1.95	2.70	–	–	–	1.60	—
Alger Emerging Markets Fund	1.55	2.30	1.55	1.05%	0.99%	1.25	43,819

Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

In addition to the fee cap, Alger Management voluntarily reduced its advisory fee for the
Alger Emerging Markets Fund by $60,000 for the six months ended April 30, 2017.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class
A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,
Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated
Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

represent expenses of the Trust. For the six months ended April 30, 2017 the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$3,771	$74,485
Alger Responsible Investing Fund	105	19
Alger Mid Cap Focus Fund	–	–
Alger Dynamic Opportunities Fund	–	1,080
Alger Emerging Markets Fund	15	196

(e) Brokerage Commissions: During the six months ended April 30, 2017, Alger Spectra
Fund, Alger Responsible Investing Fund, Alger Mid Cap Focus Fund, Alger Dynamic
Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger
Management, $469,170, $7,437, $1,505, $24,436, and $15 respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets of the Class I shares, Class Y shares, Class Y-2 shares and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Board. For the six months ended
April 30, 2017, Alger Management charged back to Alger Spectra Fund, Alger Responsible
Investing Fund, Alger Mid Cap Focus Fund, Alger Dynamic Opportunities Fund and Alger
Emerging Markets Fund $979,855, $20,553, $151, $9,972 and $4,685, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying
Statements of Operations.

(g) Trustees’ Fees: Effective March 1, 2016, each Independent Trustee receives a fee of
$27,250 for each board meeting attended, to a maximum of $109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional
Funds, The Alger Funds II, The Alger Portfolios and Alger Global Fund, each of which is a registered investment company managed by Fred Alger Management, Inc. The Independent
Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the
Alger Fund Complex.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(h) Interfund Trades: The Funds engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades during the six months ended
April 30, 2017.
(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2017.
During the six months ended April 30, 2017, Alger Spectra Fund and Alger Responsible
Investing Fund incurred interfund loan interest expense of $5,719 and $32, respectively, and
Alger Spectra Fund earned interfund loan interest income of $8,885.

(j) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of
Alger Management and Alger Inc. At April 30, 2017, Alger Management and its affiliated entities owned the following shares:

			SHARE CLASS
	A	C	I	Y	Y -2	Z
Alger Spectra Fund	1,674,466	16,104	15,898	—	—	101,796
Alger Responsible Investing Fund	—	—	—	—	—	11,307
Alger Mid Cap Focus Fund	436,253	15,690	135,923	—	—	8,889
Alger Dynamic Opportunities Fund	—	106	—	—	—	1,917,926
Alger Emerging Markets Fund	103	101	1,008,138	12,598	12,598	125,903

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the six months ended April 30, 2017:

	PURCHASES	SALES
Alger Spectra Fund	$2,344,263,840	$2,765,510,993
Alger Responsible Investing Fund	11,146,100	29,471,646
Alger Mid Cap Focus Fund	4,044,309	4,272,659
Alger Dynamic Opportunities Fund	92,615,425	96,641,406
Alger Emerging Markets Fund	17,561,274	16,891,158

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2017, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$520,413	1.63%
Alger Responsible Investing Fund	6,492	2.34
Alger Dynamic Opportunities Fund	110,712	2.57
Alger Emerging Markets Fund	114	1.87

The highest amount borrowed during the six months ended April 30, 2017 for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$28,402,488
Alger Responsible Investing Fund	225,811
Alger Dynamic Opportunities Fund	16,295,003
Alger Emerging Markets Fund	14,347

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:
V

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	7,244,431	$127,942,792	22,459,638	$376,448,174
Shares converted from Class C	29	490	—	—
Dividends reinvested	1,644,891	27,798,404	7,841,338	134,790,655
Shares redeemed	(20,575,037)	(361,208,893)	(55,164,586)	(949,972,686)
Net decrease	(11,685,686)	$(205,467,207)	(24,863,610)	$(438,733,857)
Class C:
Shares sold	2,035,462	$33,420,115	11,405,489	$179,771,128
Shares converted to Class A	(31)	(490)	—	—
Dividends reinvested	828,254	13,044,996	3,746,272	60,577,530
Shares redeemed	(11,340,373)	(184,866,645)	(15,006,117)	(236,215,817)
Net increase (decrease)	(8,476,688)	$(138,402,024)	145,644	$4,132,841
Class I:
Shares sold	6,312,703	$111,885,393	26,907,311	$453,822,973
Dividends reinvested	913,763	15,579,664	5,773,974	100,120,707
Shares redeemed	(38,706,215)	(675,175,842)	(28,268,868)	(473,296,328)
Net increase (decrease)	(31,479,749)	$(547,710,785)	4,412,417	$80,647,352
Class Z:
Shares sold	48,241,920	$854,266,865	51,225,696	$892,038,721
Dividends reinvested	1,735,218	29,863,103	5,203,469	90,748,498
Shares redeemed	(22,988,828)	(411,546,231)	(32,957,491)	(553,713,537)
Net increase	26,988,310	$472,583,737	23,471,674	$429,073,682

Alger Responsible Investing Fund
Class A:
Shares sold	222,629	$2,118,047	462,409	$4,132,579
Dividends reinvested	118,267	1,079,778	42,735	397,861
Shares redeemed	(617,513)	(5,829,332)	(735,643)	(6,721,779)
Net decrease	(276,617)	$(2,631,507)	(230,499)	$(2,191,339)
Class C:
Shares sold	47,476	$411,511	79,419	$671,004
Dividends reinvested	22,899	195,096	8,206	72,049
Shares redeemed	(75,655)	(663,818)	(109,021)	(921,632)
Net decrease	(5,280)	$(57,211)	(21,396)	$(178,579)
Class I:
Shares sold	221,412	$2,085,922	1,219,128	$10,977,360
Dividends reinvested	119,765	1,091,057	63,193	587,695
Shares redeemed	(2,232,778)	(20,672,525)	(2,751,331)	(24,524,569)
Net decrease	(1,891,601)	$(17,495,546)	(1,469,010)	$(12,959,514)
Class Z:
Shares sold	572,161	$5,398,978	10,870	$100,000
Dividends reinvested	3,678	33,577	—	—
Shares redeemed	(72,936)	(690,242)	—	—
Net increase	502,903	$4,742,313	10,870	$100,000

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Focus Fund
Class A:
Shares sold	432	$5,268	18,521	$218,620
Dividends reinvested	—	—	27,796	338,004
Shares redeemed	(6,291)	(75,537)	(19,040)	(215,100)
Net increase (decrease)	(5,859)	$(70,269)	27,277	$341,524
Class C:
Shares sold	899	$10,000	7,211	$77,824
Dividends reinvested	—	—	1,555	17,866
Shares redeemed	(2,984)	(34,068)	(2,569)	(27,765)
Net increase (decrease)	(2,085)	$(24,068)	6,197	$67,925
Class I:
Shares sold	5,119	$60,367	11,104	$128,273
Dividends reinvested	—	—	7,127	86,456
Shares redeemed	(1,388)	(16,928)	(28,896)	(346,428)
Net increase (decrease)	3,731	$43,439	(10,665)	$(131,699)
Class Z:
Shares sold	2,077	$25,000	8,889	$100,000
Net increase	2,077	$25,000	8,889	$100,000

Alger Dynamic Opportunities Fund
Class A:
Shares sold	186,213	$2,314,312	728,813	$8,593,757
Dividends reinvested	6,496	78,411	92,399	1,126,347
Shares redeemed	(939,667)	(11,526,304)	(3,650,521)	(44,124,416)
Net decrease	(746,958)	$(9,133,581)	(2,829,309)	$(34,404,312)
Class C:
Shares sold	10,934	$125,312	225,463	$2,559,720
Dividends reinvested	1,879	21,569	24,644	288,086
Shares redeemed	(151,738)	(1,749,352)	(452,884)	(5,078,536)
Net decrease	(138,925)	$(1,602,471)	(202,777)	$(2,230,730)
Class Z:
Shares sold	484,296	$6,115,475	3,489,434	$42,763,119
Dividends reinvested	11,829	145,260	152,963	1,892,152
Shares redeemed	(461,808)	(5,757,718)	(3,556,489)	(42,344,017)
Net increase	34,317	$503,017	85,908	$2,311,254

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2017		OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	81,020	$730,541	352,921	$2,953,303
Dividends reinvested	—	—	578	4,778
Shares redeemed	(154,645)	(1,393,456)	(668,231)	(5,552,598)
Net decrease	(73,625)	$(662,915)	(314,732)	$(2,594,517)
Class C:
Shares sold	62,287	$553,061	121,899	$993,807
Shares redeemed	(63,022)	(538,469)	(107,944)	(864,186)
Net increase (decrease)	(735)	$14,592	13,955	$129,621
Class I:
Shares sold	223,667	$2,070,238	369,492	$3,112,644
Dividends reinvested	—	—	488	4,013
Shares redeemed	(227,286)	(2,020,565)	(210,490)	(1,649,529)
Net increase (decrease)	(3,619)	$49,673	159,490	$1,467,128
Class Y:
Shares sold	289	$2,700	12,598	$100,000
Net increase	289	$2,700	12,598	$100,000
Class Y-2:
Shares sold	—	$—	12,598	$100,000
Net increase	—	$—	12,598	$100,000
Class Z:
Shares sold	477,073	$4,361,348	1,782,637	$15,311,270
Dividends reinvested	—	—	1,860	15,394
Shares redeemed	(331,047)	(2,911,318)	(359,635)	(2,918,791)
Net increase	146,026	$1,450,030	1,424,862	$12,407,873

NOTE 7 — Income Tax Information:
At October 31, 2016, Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains.

	Alger Mid Cap	Alger Emerging
Expiration Dates	Focus Fund	Markets Fund
POST ACT	$113,611	$5,105,361
Total	113,611	5,105,361

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.
In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2017 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund		TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$	1,153,342,409	$1,153,342,409	—	—
Consumer Staples		201,544,107	201,544,107	—	—
Energy		102,266,429	102,266,429	—	—
Financials		235,060,459	235,060,459	—	—
Health Care		766,505,706	766,505,706	—	—
Industrials		339,097,361	339,097,361	—	—
Information Technology		2,313,627,814	2,311,510,199	—	2,117,615	*
Materials		56,412,395	56,412,395	—	—
Telecommunication Services		65,458,393	65,458,393	—	—
TOTAL COMMON STOCKS		$5,233,315,073	$5,231,197,458	—	$2,117,615
CORPORATE BONDS
Information Technology		—	—	—	—*
MASTER LIMITED PARTNERSHIP
Financials		53,755,076	53,755,076	—	—
PREFERRED STOCKS
Health Care		19,564,446	—	—	19,564,446
Information Technology		9,761,440	—	—	9,761,440	*
TOTAL PREFERRED STOCKS		$29,325,886	—	—	$29,325,886
REAL ESTATE INVESTMENT TRUST
Real Estate		98,843,167	98,843,167	—	—
SPECIAL PURPOSE VEHICLE
Financials		3,083,823	—	—	3,083,823
WARRANTS
Information Technology		—	—	—	—*
TOTAL INVESTMENTS IN
SECURITIES		$5,418,323,025	$5,383,795,701	—	$34,527,324
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary		24,105,224	24,105,224	—	—
Financials		17,824,337	17,824,337	—	—
Industrials		13,870,161	13,870,161	—	—
Information Technology		72,099,156	72,099,156	—	—
TOTAL COMMON STOCKS		$127,898,878	$127,898,878	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

*Alger Spectra Fund’s shares of Choicestream Inc. common preferred stock, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of
April 30, 2017.

Alger Responsible Investing Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 10,859,059	$10,859,059	—	—
Consumer Staples	1,969,643	1,969,643	—	—
Energy	377,218	377,218	—	—
Financials	1,588,573	1,588,573	—	—
Health Care	7,274,674	7,274,674	—	—
Industrials	8,112,051	8,112,051	—	—
Information Technology	21,959,823	21,959,823	—	—**
Materials	309,100	309,100	—	—
TOTAL COMMON STOCKS	$52,450,141	$52,450,141	—	—
CORPORATE BONDS
Information Technology	—	—	—	—**
PREFERRED STOCKS
Information Technology	—	—	—	—**
REAL ESTATE INVESTMENT TRUST
Real Estate	568,490	568,490	—	—
WARRANTS
Information Technology	—	—	—	—**
TOTAL INVESTMENTS IN
SECURITIES	$53,018,631	$53,018,631	—	—

**Alger Responsible Investing Fund’s shares of Choicestream Inc. common, preferred stock, corporate bonds and warrants are classified as a Level 3 investment and are fair valued at zero as of April 30, 2017.

Alger Mid Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$817,353	$817,353	—	—
Consumer Staples	271,759	271,759	—	—
Energy	198,705	198,705	—	—
Financials	435,589	435,589	—	—
Health Care	1,548,722	1,548,722	—	—
Industrials	1,670,582	1,670,582	—	—
Information Technology	1,849,644	1,849,644	—	—
Materials	588,618	588,618	—	—
TOTAL COMMON STOCKS	$7,380,972	$7,380,972	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	146,521	146,521	—	—
REAL ESTATE INVESTMENT TRUST
Financials	181,976	181,976	—	—
Real Estate	250,974	250,974	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$432,950	$432,950	—	—
TOTAL INVESTMENTS IN
SECURITIES	$7,960,443	$7,960,443	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$8,660,848	$8,660,848	—	—
Consumer Staples	457,966	457,966	—	—
Energy	1,054,688	1,054,688	—	—
Financials	6,349,570	6,349,570	—	—
Health Care	13,699,348	13,699,348	—	—
Industrials	9,206,075	9,206,075	—	—
Information Technology	23,713,740	23,466,590	206,985	40,165
Materials	443,901	443,901	—	—
Real Estate	1,416,999	1,416,999	—	—
TOTAL COMMON STOCKS	$65,003,135	$64,755,985	$206,985	$40,165
MASTER LIMITED PARTNERSHIP
Financials	612,482	612,482	—	—
PREFERRED STOCKS
Health Care	308,407	—	—	308,407
Information Technology	185,142	—	—	185,142
TOTAL PREFERRED STOCKS	$493,549	—	—	$493,549
PURCHASED OPTIONS
Consumer Discretionary	1,757,390	1,757,390	—	—
Consumer Staples	70	—	70	—
Financials	4,833	4,833	—	—
Health Care	289,195	289,195	—	—
Information Technology	11,960	11,960	—	—
TOTAL PURCHASED OPTIONS	$2,063,448	$2,063,378	$70	—
REAL ESTATE INVESTMENT TRUST
Real Estate	652,674	652,674	—	—
RIGHTS
Health Care	274,172	—	—	274,172	***
SPECIAL PURPOSE VEHICLE
Financials	180,833	—	—	180,833
TOTAL INVESTMENTS IN
SECURITIES	$69,280,293	$68,084,519	$207,055	$988,719

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	2,434,008	2,434,008	—	—
Consumer Staples	96,560	96,560	—	—
Energy	346,027	346,027	—	—
Financials	2,141,099	2,141,099	—	—
Health Care	4,448,498	4,448,498	—	—
Industrials	4,416,175	4,416,175	—	—
Information Technology	4,708,761	4,708,761	—	—
Market Indices	1,434,769	1,434,769	—	—
Materials	118,624	118,624	—	—
Utilities	144,819	144,819	—	—
TOTAL COMMON STOCKS	$20,289,340	$20,289,340	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	290,769	290,769	—	—
TOTAL SECURITIES SOLD SHORT $	20,580,109	$20,580,109	—	—

***Alger Dynamic Opportunities Fund’s holdings of Adolor Corp.’s rights are classified as a Level 3 investment and fair valued at zero as of April 30, 2017.

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$4,501,362	$1,298,029	$3,203,333	—
Consumer Staples	3,386,141	1,507,125	1,879,016	—
Energy	2,179,446	229,649	1,949,797	—
Financials	9,994,032	1,979,960	8,014,072	—
Health Care	2,146,943	405,611	1,741,332	—
Industrials	3,268,231	884,494	2,383,737	—
Information Technology	10,729,908	3,123,446	7,606,462	—
Materials	4,114,099	759,012	3,355,087	—
Real Estate	410,411	410,411	—	—
Telecommunication Services	978,638	—	978,638	—
Utilities	382,704	—	382,704	—
TOTAL COMMON STOCKS	$42,091,915	$10,597,737	$31,494,178	—
PREFERRED STOCKS
Energy	457,891	457,891	—	—
SPECIAL PURPOSE VEHICLE
Financials	49,113	—	—	49,113
TOTAL INVESTMENTS IN
SECURITIES	$42,598,919	$11,055,628	$31,494,178	$49,113

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2016	$2,664,434
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(546,819)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	2,117,615
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(546,819)

Alger Spectra Fund	Corporate Bonds
Opening balance at November 1, 2016	$838,287
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(838,287)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(838,287)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2016	$36,027,817
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(6,701,931)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	29,325,886
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(6,701,931)

Special Purpose
Alger Spectra Fund	Vehicle
Opening balance at November 1, 2016	$2,821,272
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	262,551
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	3,083,823
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$262,551

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Warrants
Opening balance at November 1, 2016	$821,521
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(821,521)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(821,521)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Common Stocks
Opening balance at November 1, 2016	$0
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$–

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Corporate Bonds
Opening balance at November 1, 2016	$10,518
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(10,518)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(10,518)

Alger Responsible Investing Fund	Preferred Stocks
Opening balance at November 1, 2016	$41,193
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(41,193)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(41,193)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Responsible Investing Fund	Warrants
Opening balance at November 1, 2016	$10,308
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(10,308)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	0
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(10,308)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2016	$50,536
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(10,371)
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	40,165
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$(10,371)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2016	$706,240
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	702,936
Included in net unrealized gain (loss) on investments	16,592
Purchases and sales
Purchases	–
Sales	(932,219)
Closing balance at April 30, 2017	493,549
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$719,528

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2016	$–	*
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	206,533
Purchases and sales
Purchases	67,638
Sales	–
Closing balance at April 30, 2017	274,171
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$206,533	*
*Alger Dynamic Fund’s Level 3 rights are fair valued at zero at the beginning and ending of the period.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Dynamic Opportunities Fund	Vehicle
Opening balance at November 1, 2016	$165,437
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	15,396
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	180,833
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$15,396

Alger Dynamic Opportunities Fund	Escrow Receivable
Opening balance at November 1, 2016	$–
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	70,677
Purchases and sales
Purchases	23,147
Sales	–
Closing balance at April 30, 2017	93,824
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$70,677

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Emerging Markets Fund	Vehicle
Opening balance at November 1, 2016	$44,932
Transfers into Level 3	–
Transfers out of Level 3	–
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	4,181
Purchases and sales
Purchases	–
Sales	–
Closing balance at April 30, 2017	49,113
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2017	$4,181

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2017. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable			Weighted
	April 30, 2017	Methodology	Input	Input/Range		Average Inputs
Alger Spectra Fund
Common Stocks	$0	Income	Discount Rate	40%		N/A
		Approach
Common Stocks	2,117,615	Income	Revenue Multiple	10x	-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	0	Income	Discount Rate	40%		N/A
		Approach
Preferred Stocks	9,842,601	Income	Discount Rate	35.5-39.5%		N/A
		Approach

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Preferred Stocks	9,761,440	Income	Revenue Multiple	10x	-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	9,721,845	Market Approach	Scenario	80 to 100%		N/A
			Probability
			Time to Exit	0.5-2.0 Years
			Volatility	67.8%
Warrants	0	Income	Discount Rate	40%		N/A
		Approach
Corporate Bonds	0	Income	Discount Rate	40%		N/A
		Approach
Special Purpose Vehicle	3,083,823	Market Approach	Revenue Multiple	2.6x-3.1x		N/A

Alger Responsible Investing Fund
Common Stocks	$0	Income	Discount Rate	40%		N/A
		Approach
Preferred Stocks	0	Income	Discount Rate	40%		N/A
		Approach
Warrants	0	Income	Discount Rate	40%		N/A
		Approach
Corporate Bonds	0	Income	Discount Rate	40%		N/A
		Approach
Alger Dynamic Opportunities Fund
Common Stocks	$40,165	Income	Revenue Multiple	10x	-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	185,142	Income	Revenue Multiple	10x	-18x	N/A
		Approach	Discount Rate	20%
			Scenario	10-50%
			Probability
			Time to Exit	0.8-2.8 Years
Preferred Stocks	139,993	Income	Discount Rate	35.5-39.5%		N/A
		Approach

Preferred Stocks	168,414	Market Approach	Scenario	80 to 100%		N/A
			Probability
			Time to Exit	0.5-2.0 Years
			Volatility	67.8%
Rights	274,171	Income	Probability of	0%
		Approach	Success
			Discount Rate	20.5-21.5%		22%
Special Purpose Vehicle	180,833	Market Approach	Revenue Multiple	2.6x-3.1x		N/A

Escrow Receivable	93,824	Income	Discount Rate	20.5-21.5%		N/A%
		Approach

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Emerging Markets Fund
Special Purpose Vehicle	44,932	Market Approach	Revenue Multiple	2.6x-3.1x	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

On April 30, 2017, there were no transfers of securities between Level 1 and Level 2.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2017, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$51,554,935	$46,842,577	$4,712,358	—
Alger Responsible Investing Fund	2,137,716	—	2,137,716	—
Alger Mid Cap Focus Fund	971,391	—	971,391	—
Alger Dynamic Opportunities Fund	31,712,529	7,644,839	24,067,690	—
Alger Emerging Markets Fund	1,378,740	242,639	1,136,101	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2017, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

	ASSET DERIVATIVES 2017		LIABILITY DERIVATIVES 2017
Alger Dynamic Opportunities Fund
Derivatives not accounted	Balance Sheet		Balance Sheet
for as hedging instruments	Location	Fair Value	Location	Fair Value
	Investments in		-	$–
Purchased Put Options	Securities, at value	$2,063,378
Total		$2,063,378		$-

For the six months ended April 30, 2017, Alger Dynamic Opportunities Fund had option purchases of $2,442,640 and option sales of $607. The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2017, is as follows:

NET REALIZED LOSS ON INVESTMENTS AND OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(289,833)
Total	$(289,833)

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(148,166)
Written Options	—
Total	$(148,166)

NOTE 10 — Principal Risks:
As of April 30, 2017, the Funds invested a significant portion of their assets in securities in the consumer discretionary and information technology sectors. Changes in economic conditions affecting such sectors would have an impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The
Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest in companies that are not yet available in the public markets and that are accessible only through private equity investments. The Funds may also invest in venture capital or private equity funds, direct private equity investments and other investments that may have limited liquidity. There may be no trading market for these securities, and their sale or transfer may be limited or prohibited by contract or legal requirements, or may be dependent on an exit strategy, such as an initial public offering or the sale of a business, which may not occur, or may be dependent on managerial assistance provided by other investors and their willingness to provide additional financial support. The securities may be able to be liquidated, if at all, at disadvantageous prices. As a result, the Funds may be required to hold these positions for several years, if not longer, regardless of adverse price movements. Such positions may cause the Funds to be less liquid than would otherwise be the case.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2017. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/			Shares/Par
	Par at			at		Realized
	October	Purchases/	Sales/	April 30,		Gain	Value at April
Security	31, 2016	Conversion	Conversion	2017	Interest Income	(Loss)	30, 2017
Alger Spectra Fund
Common Stocks
Choicestream, Inc.*	178,292	–	–	178,292	–	–	$0
Preferred Stocks
Choicestream,
Inc.Series A and B*	5,303,067	–	–	5,303,067	–	–	0

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Shares/			Shares/Par
	Par at			at		Realized
	October	Purchases/	Sales/	April 30,		Gain	Value at April
Security	31, 2016	Conversion	Conversion	2017	Interest Income	(Loss)	30, 2017
Prosetta Biosciences,
Inc., Series D*	2,912,012	—	–	2,912,012	–	–	9,842,601
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	838,287	–	–	838,287	–	–	0
Warrants
Choicestream, Inc.,
6/22/26 *	838,287	–	–	838,287	–	–	0
Alger Responsible
Investing Fund
Common Stocks
Choicestream, Inc.*	3,619	–	–	3,619	–	–	0
Preferred Stocks
Choicestream, Inc.
Series A and B*	101,034	–	–	101,034	–	–	0
Corporate Bonds
Choicestream, Inc.,
11.0%, 8/05/18	10,518	–,	–	10,518	–	–	0
Warrants
Choicestream, Inc.,
6/22/26 *	10,518	–	–	10,518	–	–	0
Alger Dynamic
Opportunities Fund
Preferred Stocks
Prosetta Biosciences,
Inc., Series D*	41,418	—	–	41,418	–	–	139,993
Tolero
Pharmaceuticals, Inc.
Series A and B*	106,120	–	106,120	–	–	702,936	136,895

*     Non-income producing security.
NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to April
30, 2017 through the issuance date of the Financial Statements. No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2016 and ending April 30, 2017.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2016	April 30, 2017	April 30, 2017(a)	April 30, 2017(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,143.46	$6.75	1.27%
	Hypothetical(c)	1,000.00	1,018.50	6.36	1.27
Class C	Actual	1,000.00	1,138.91	10.82	2.04
	Hypothetical(c)	1,000.00	1,014.68	10.19	2.04
Class I	Actual	1,000.00	1,143.37	6.86	1.29
	Hypothetical(c)	1,000.00	1,018.40	6.46	1.29
Class Z	Actual	1,000.00	1,145.05	5.00	0.94
	Hypothetical(c)	1,000.00	1,020.13	4.71	0.94

Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$1,152.94	$7.21	1.35%
	Hypothetical(c)	1,000.00	1,018.10	6.76	1.35
Class C	Actual	1,000.00	1,147.95	11.61	2.18
	Hypothetical(c)	1,000.00	1,013.98	10.89	2.18
Class I	Actual	1,000.00	1,152.02	7.26	1.35
	Hypothetical(c)	1,000.00	1,018.05	6.80	1.35
Class Z	Actual	1,000.00	1,155.22	4.76	0.90
	Hypothetical(c)	1,000.00	1,020.38	4.46	0.90

Alger Mid Cap Focus Fund
Class A	Actual	$1,000.00	$1,111.91	$6.28	1.20%
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,107.72	10.19	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.74	1.95
Class I	Actual	1,000.00	1,112.31	6.23	1.20
	Hypothetical(c)	1,000.00	1,018.89	5.96	1.20
Class Z	Actual	1,000.00	1,113.21	5.19	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,098.95	$12.33	2.37%
	Hypothetical(c)	1,000.00	1,013.04	11.83	2.37
Class C	Actual	1,000.00	1,094.91	16.57	3.19
	Hypothetical(c)	1,000.00	1,008.98	15.89	3.19
Class Z	Actual	1,000.00	1,100.66	10.83	2.08
	Hypothetical(c)	1,000.00	1,014.48	10.39	2.08

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2016	April 30, 2017	April 30, 2017(a)	April 30, 2017(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,070.41	$8.06	1.55%
	Hypothetical(c)	1,000.00	1,017.01	7.85	1.55
Class C	Actual	1,000.00	1,066.21	11.83	2.30
	Hypothetical(c)	1,000.00	1,013.34	11.53	2.30
Class I	Actual	1,000.00	1,069.69	8.06	1.55
	Hypothetical(c)	1,000.00	1,017.01	7.85	1.55
Class Y	Actual	1,000.00	1,072.85	5.50	1.05
	Hypothetical(c)	1,000.00	1,019.49	5.36	1.05
Class Y-2	Actual	1,000.00	1,072.85	5.19	0.99
	Hypothetical(c)	1,000.00	1,019.79	5.06	0.99
Class Z	Actual	1,000.00	1,071.27	6.47	1.25
	Hypothetical(c)	1,000.00	1,018.55	6.31	1.25

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U.S. Consumer Privacy Notice Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Question? Call 1-800-342-2186

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as
the following funds: The Alger Funds, The Alger
Funds II, The Alger Institutional Funds, The Alger
Portfolios, and Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

agreement must be approved by the Funds’ Chief Compliance Officer, President, Secretary
or Assistant Secreatary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio,
R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High
Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

Printed on recycled paper

PRINTED WITH SOY INK

AFIISAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By: /s/Hal Liebes

Hal Liebes

President

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 27, 2017

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 27, 2017